SCHEDULE 14A INFORMATION


PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
          EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement

[_]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                    MERRILL LYNCH CORPORATE BOND FUND, INC.

                     MERRILL LYNCH FUND FOR TOMORROW, INC.

                    MERRILL LYNCH GLOBAL UTILITY FUND, INC.

                    MERRILL LYNCH MUNICIPAL BOND FUND, INC.

                     MERRILL LYNCH MUNICIPAL SERIES TRUST

                     MERRILL LYNCH STRATEGIC DIVIDEND FUND

                    MERRILL LYNCH UTILITY INCOME FUND, INC.


                                 P.O. Box 9011
                       Princeton, New Jersey 08543-9011
               ------------------------------------------------
               (Name of Registrant as Specified in its Charter)

                                 SAME AS ABOVE
               ------------------------------------------------
                  (Name of Person(s) Filing Proxy Statement)


Payment of Filing Fee (Check the appropriate box):

[X]  $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(t)(1),
     or 14a-6(J)(2).

[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).


[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     (2) Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:1

     (4) Proposed maximum aggregate value of transaction:

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid,

     (2) Form, Schedule or Registration Statement No. ;

     (3) Filing Party:

     (4) Date Filed: August 5, 1994.

Notes:

                                PRELIMINARY COPY

                          MERRILL LYNCH CORPORATE BOND
                             FUND, INC. (3 SERIES)
                     MERRILL LYNCH FUND FOR TOMORROW, INC.
                    MERRILL LYNCH GLOBAL UTILITY FUND, INC.
                            MERRILL LYNCH MUNICIPAL
                           BOND FUND, INC. (3 SERIES)
                            MERRILL LYNCH MUNICIPAL
                            SERIES TRUST (1 SERIES)
                     MERRILL LYNCH STRATEGIC DIVIDEND FUND
                    MERRILL LYNCH UTILITY INCOME FUND, INC.
                                 P.O. BOX 9011
                        PRINCETON, NEW JERSEY 08543-9011

DEAR SHAREHOLDER:

     The enclosed proxy statement requests that you consider and approve (i) the election of the Board of Directors or Trustees, (ii) the selection of the independent auditors, (iii) certain changes to the fundamental investment restrictions for each of the above-referenced mutual funds (each a 'Fund'), of which you own shares, and (iv) an amendment to the Fund's Articles of Incorporation or Declaration of Trust in connection with the implementation by the Funds of the Merrill Lynch Select PricingSM System (the 'Select Pricing System').

     As you are aware, many of the mutual funds advised by Merrill Lynch Asset Management, L.P. ('MLAM') or its affiliate, Fund Asset Management, L.P. ('FAM'), and distributed by Merrill Lynch Funds Distributor, Inc. ('MLFD'), offer two classes of shares which may be purchased at a price equal to the next determined net asset value per share plus a sales charge which, at the election of the purchaser, may be imposed (i) at the time of purchase (the 'Class A shares') or
(ii) on a deferred basis (the 'Class B shares') (the 'Dual Distribution System'). In order to provide additional distribution alternatives tailored more specifically to an investor's needs, the Funds, as well as all of the other mutual funds advised by MLAM or FAM that are currently operating under the Dual Distribution System, intend to implement the Select Pricing System, a new distribution system under which each Fund will offer four classes of shares, each with a different combination of sales charges, ongoing fees and other features. The implementation of the Select Pricing System will not adversely affect the net asset value of a current shareholder's investment in the Fund nor will the two new classes of shares have an adverse effect on the shares that are currently issued and outstanding.

     An amendment to the Articles of Incorporation or Declaration of Trust of each of the Funds is being proposed in connection with the implementation of the Select Pricing System. This amendment, as well as the election of the Boards of Directors and Trustees, the selection of independent auditors and the proposed investment restriction changes require the separate approval of the outstanding shareholders of each of the Funds. In addition, in the case of a series fund or trust, the charter amendment and the investment restriction changes require the separate approval of each series. When we have solicited proxies in the past, you have received a proxy statement directed solely to shareholders of your Fund. Because all of the mutual funds currently operating under the Dual Distribution System intend to begin operating under the Select Pricing System, and since much of the information required to be included in the proxy materials for each Fund is substantially identical, we believe it is more efficient to prepare a single 'omnibus' proxy statement for use by the shareholders of all Funds having a common Board of Directors or Trustees. Specific information pertaining to your Fund or Funds is attached hereto as Exhibits A and C. If you own more than one Fund, the term 'Fund' refers to each Fund in which you own shares.

     EACH SHAREHOLDER WILL VOTE ONLY ON PROPOSALS THAT APPLY TO THAT SHAREHOLDER'S FUND. SHARES OF AN INDIVIDUAL SERIES OF A SERIES FUND OR TRUST WILL BE DEEMED TO BE SHARES OF A SEPARATE FUND FOR VOTING PURPOSES IN THE CASE OF PROPOSALS 3 AND 4. THE ENCLOSED PROXY CARD(S) SOLICITS YOUR VOTE ON EACH PROPOSAL AS A SHAREHOLDER OF EACH OF THE FUNDS THAT YOU OWN. YOU WILL BE SENT A SEPARATE PROXY STATEMENT AND PROXY CARD FOR EACH ACCOUNT IN WHICH YOU HOLD SHARES OF THE FUNDS COVERED BY THIS PROXY STATEMENT; IN ADDITION, IF YOU OWN SHARES OF OTHER MLAM-ADVISED FUNDS, YOU WILL BE SENT FOR EACH ACCOUNT IN WHICH YOU OWN SHARES AN ADDITIONAL COMBINED PROXY STATEMENT AND PROXY CARD FOR EACH GROUP OF FUNDS WITH A COMMON BOARD. EACH VOTE IS IMPORTANT; PLEASE REVIEW EACH PROXY STATEMENT CAREFULLY AND CAST YOUR VOTE ON EACH PROXY CARD YOU RECEIVE. MANAGEMENT AND THE BOARD RECOMMEND THAT YOU VOTE 'FOR' EACH PROPOSAL. If you have any questions, please call 1-609-282-2800.

                                       Sincerely,
                                       ARTHUR ZEIKEL
                                       President

                                PRELIMINARY COPY

                            MERRILL LYNCH CORPORATE
                           BOND FUND, INC. (3 SERIES)
                     MERRILL LYNCH FUND FOR TOMORROW, INC.
                    MERRILL LYNCH GLOBAL UTILITY FUND, INC.
                            MERRILL LYNCH MUNICIPAL
                           BOND FUND, INC. (3 SERIES)
                            MERRILL LYNCH MUNICIPAL
                            SERIES TRUST (1 SERIES)
                     MERRILL LYNCH STRATEGIC DIVIDEND FUND
                    MERRILL LYNCH UTILITY INCOME FUND, INC.
                                 P.O. BOX 9011
                        PRINCETON, NEW JERSEY 08543-9011
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                       NOTICE OF MEETINGS OF SHAREHOLDERS
                               SEPTEMBER 26, 1994
                            ------------------------


TO THE SHAREHOLDERS:

     Notice is hereby given that Meetings of Shareholders (the 'Meetings') of the above-listed mutual funds (each a 'Fund', which term includes the individual series of the above-listed series funds and trust) advised by Merrill Lynch Asset Management, L.P. ('MLAM') and Fund Asset Management, L.P. ('FAM') will be held at the offices of MLAM, 800 Scudders Mill Road, Plainsboro, New Jersey, on September 26, 1994 at the time specified in Exhibit A hereto. The Meetings will be held for the following purposes:

          (1) To elect members of the Boards of Directors or Trustees to serve for an indefinite term until their successors are duly elected and qualified;

          (2) To consider and act upon a proposal to ratify the selection of the independent auditors of each Fund for its current fiscal year;

          (3) To consider and act upon a proposal to amend the fundamental investment restrictions of each Fund;

          (4) To consider and act upon a proposal to amend the Articles of Incorporation or Declaration of Trust of each Fund in connection with the implementation of the Merrill Lynch Select PricingSM System (the 'Select Pricing System'), a multiclass distribution system for the offer and sale of shares of the Fund (this proposal must be approved by the shareholders of both classes of the Fund voting as a single class and also by the Class B shareholders of the Fund voting as a separate class); and

          (5) To transact such other business as may properly come before the Meetings or any adjournment thereof.

     The Board has fixed the close of business on August 5, 1994 as the record date for the determination of shareholders entitled to notice of and to vote at the Meetings or any adjournment thereof.

     A complete list of the shareholders of each Fund entitled to vote at each Meeting will be available and open to the examination of any shareholder of that Fund for any purpose germane to the Fund's Meeting during ordinary business hours from and after September 6, 1994 at the office of the Fund, 800 Scudders Mill Road, Plainsboro, New Jersey 08536. You are cordially invited to attend your Fund's Meeting. Shareholders who do not expect to attend the Meeting in person are requested to complete, date and sign the enclosed form of proxy, as well as any other proxies you may receive from the Funds in connection with these Meetings, and return them promptly. If you own shares of a series fund or trust, you will vote the shares of each series as a separate Fund. Each proxy you receive from the Funds in connection with these meetings is being solicited on behalf of the Board.

                                          By Order of the Board


                                          SUSAN B. BAKER
                                          MARK B. GOLDFUS
                                          ROBERT HARRIS
                                          MICHAEL J. HENNEWINKEL
                                          THOMAS D. JONES, III
                                          PATRICK D. SWEENEY
                                          Secretaries of the Funds

Plainsboro, New Jersey
Dated: August 10, 1994

                                PRELIMINARY COPY

                            COMBINED PROXY STATEMENT

                            ------------------------

                            MERRILL LYNCH CORPORATE
                           BOND FUND, INC. (3 SERIES)
                     MERRILL LYNCH FUND FOR TOMORROW, INC.
                    MERRILL LYNCH GLOBAL UTILITY FUND, INC.
                            MERRILL LYNCH MUNICIPAL
                           BOND FUND, INC. (3 SERIES)
                            MERRILL LYNCH MUNICIPAL
                            SERIES TRUST (1 SERIES)
                     MERRILL LYNCH STRATEGIC DIVIDEND FUND
                    MERRILL LYNCH UTILITY INCOME FUND, INC.
                                 P.O. BOX 9011
                        PRINCETON, NEW JERSEY 08543-9011

                            ------------------------

                            MEETINGS OF SHAREHOLDERS
                               SEPTEMBER 26, 1994
                                  INTRODUCTION

     This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Boards of the above-listed funds (each a 'Fund', which term includes the individual series of the above-listed series funds and trust, and collectively, the 'Funds'), to be voted at the Meeting of Shareholders of each Fund (the 'Meeting'), to be held at the offices of Merrill Lynch Asset Management, L.P. ('MLAM'), 800 Scudders Mill Road, Plainsboro, New Jersey, on September 26, 1994 at the time specified in Exhibit A hereto. The approximate mailing date of this Proxy Statement is August 16, 1994.

     Each Fund is organized either as a Maryland corporation or a Massachusetts business trust. In each jurisdiction, nomenclature varies. For ease and clarity of presentation, throughout the proxy statement shares of common stock or beneficial interest of a Fund are referred to as 'shares', holders of shares are referred to as 'shareholders', the Board of Directors or Trustees of each of the Funds is referred to as the 'Board', the directors or trustees of each Fund are referred to as 'Board members', the investment adviser of each Fund is referred to as the 'Investment Adviser' or 'MLAM' and each Fund's Articles of Incorporation or Declaration of Trust is referred to as its 'charter'. Unless otherwise indicated, MLAM and Fund

Asset Management, L.P. ('FAM') are together referred to as 'MLAM' and Merrill Lynch Funds Distributor, Inc. is referred to as 'MLFD'.

     All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, proxies will be voted 'FOR' the election of the Board, 'FOR' the ratification of the selection of independent auditors to serve for the Fund's current fiscal year, 'FOR' the proposal to amend the fundamental investment restrictions of the Fund and 'FOR' the charter amendment in connection with the implementation of the Merrill Lynch Select PricingSM System (the 'Select Pricing System'). Any proxy may be revoked at any time prior to the exercise thereof by giving written notice to the Secretary of the Fund.

     The Board has fixed the close of business on August 5, 1994 (the 'Record Date') for the determination of shareholders entitled to notice of and to vote at the Meetings and at any adjournment thereof. Shareholders on the Record Date will be entitled to one vote for each share held and in fractional votes for fractional shares held, with no shares having cumulative voting rights. Shareholders of each Fund will vote as a single class, and will vote separately on each proposal on which shareholders of that Fund are entitled to vote. As noted, with respect to Proposal 4, Class B shareholders of each Fund voting together as a separate class also will be required to approve the charter amendment. With respect to Proposals 3 and 4, if you own shares of a series fund or trust, you will vote the shares of each series as a separate Fund.

     As of the Record Date, your Fund had outstanding the number of shares indicated in Exhibit A. To the knowledge of the Fund, no person owned beneficially more than five percent of the outstanding shares of the Fund at such date.

     The Board knows of no business other than that mentioned in Proposals 1 through 4 of the Notice of Meeting which will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy, as well as any other proxy sent by the Funds in connection with the Meetings, to vote in accordance with their best judgment.

                                   Proposal 1
                           ELECTION OF BOARD MEMBERS

     At the Meeting, each Board member will be elected to serve for an indefinite term until his or her successor is elected and qualified, until his or
                                       2
her death, until he or she resigns or is otherwise removed under the charter or until December 31 of the year in which he or she reaches age 72. It is the intention of the persons named in the enclosed proxy to nominate and vote in favor of the election of the persons listed below.

     The Board knows of no reason why any of these nominees will be unable to serve, but in the event of any such unavailability, the proxies received will be voted for such substitute nominee or nominees as the Board may recommend.

     Certain information concerning the nominees is set forth below. Additional information concerning the nominees and other information relevant to the election of Board members is set forth in Exhibit A.

                                               PRINCIPAL OCCUPATIONS DURING
                                                PAST FIVE YEARS AND PUBLIC
    NAME AND ADDRESS OF NOMINEE       AGE            DIRECTORSHIPS(1)
- -----------------------------------   ----  -----------------------------------
Ronald W. Forbes(1)(2) ............     53  Professor of Finance, School of
  1400 Washington Avenue                      Business, State University of New
  Albany, New York 12222                      York at Albany, since 1989, and
                                              Associate Professor prior
                                              thereto; Member, Task Force on
                                              Municipal Securities Markets,
                                              Twentieth Century Fund.
Cynthia A. Montgomery(1)(2) .......     41  Professor, Harvard Business School
  Harvard Business School                     since 1989; Associate Professor,
  Soldiers Field Road                         J.L. Kellogg Graduate School of
  Boston, Massachusetts 02163                 Management, Northwestern
                                              University, 1985-1989; Assistant
                                              Professor, Graduate School of
                                              Business Administration, the
                                              University of Michigan,
                                              1979-1985; Director, UNUM
                                              Corporation.
Charles C. Reilly(1)(2) ...........     63  Self-employed financial consultant
  9 Hampton Harbor Road                       since 1990; President and Chief
  Hampton Bays                                Investment Officer of Verus
  New York 11946                              Capital, Inc. from 1979 to 1990;
                                              Senior Vice President of Arnhold
                                              and S. Bleichroeder, Inc. from
                                              1973 to 1990; Adjunct Professor,
                                              Columbia University Graduate
                                              School of Business since 1990;
                                              Adjunct Professor, Wharton
                                              School, University of
                                              Pennsylvania, 1990; Director,
                                              Harvard Business School Alumni
                                              Association; Director, Small
                                              Cities CableVision.
(footnotes at end of table)

                                               PRINCIPAL OCCUPATIONS DURING
                                                PAST FIVE YEARS AND PUBLIC
    NAME AND ADDRESS OF NOMINEE       AGE            DIRECTORSHIPS(1)
- -----------------------------------   ----  -----------------------------------

Kevin A. Ryan(1)(2) ...............     61  Founder, current Director and
  127 Commonwealth Avenue                     Professor at the Boston
  Chestnut Hill, Massachusetts                University Center for the
  02167                                       Advancement of Ethics and
                                              Character; Professor of Education
                                              at Boston University from 1982
                                              until 1994; Formerly taught on
                                              the faculties of the University
                                              of Chicago, Stanford University
                                              and The Ohio State University.

Richard R. West(1)(2) .............     56  Professor of Finance, and Dean from
  482 Tepi Drive                              1984 to 1993, New York University
  Southbury, Connecticut 06488                Leonard N. Stern School of
                                              Business Administration;
                                              Professor of Finance at the Amos
                                              Tuck School of Business
                                              Administration from 1976 to 1984
                                              and Dean from 1976 to 1983;
                                              Director of Vornado, Inc. (real
                                              estate investment trust),
                                              Alexander's Inc. (real estate
                                              company), Bowne & Co., Inc.
                                              (financial printer), Smith Corona
                                              (manufacturer of typewriters and
                                              word processors) and RE Capital
                                              Corp. (reinsurance holding
                                              company).
Arthur Zeikel(1)(3) ...............     62  President of MLAM and its
  P.O. Box 9011                               predecessor since 1977 and Chief
  Princeton, New Jersey 08543-9011            Investment Officer since 1976;
                                              President and Chief Investment
                                              Officer of FAM and its
                                              predecessor since 1977; President
                                              and Director of Princeton
                                              Services, Inc. ('Princeton
                                              Services') since 1993; Executive
                                              Vice President of Merrill Lynch &
                                              Co., Inc. ('ML & Co.') since
                                              1990; Executive Vice President of
                                              Merrill Lynch, Pierce, Fenner &
                                              Smith Incorporated ('Merrill
                                              Lynch') since 1990; Senior Vice
                                              President of Merrill Lynch from
                                              1985 to 1990; Director of MLFD.

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(1) Each of the nominees is a director, trustee or member of an advisory board of certain other investment companies for which FAM or MLAM acts as investment adviser. See 'Merrill Lynch Investment Company Board Memberships' below.


(2) Member of the Audit and Nominating Committee of the Board except that Ms. Montgomery is not presently a member of the Board (or any committee thereof) of any of the Funds other than Merrill Lynch Utility Income Fund, Inc.

(3) Interested person, as defined in the Investment Company Act of 1940, as amended (the 'Investment Company Act'), of the Funds.

     Committees and Board Meetings. The Board has a standing Audit and Nominating Committee (the 'Committee'), which consists of the Board members who are not 'interested persons' of the Fund within the meaning of the Investment Company Act. The principal purpose of the Committee is to review the scope of the annual audit conducted by the Fund's independent auditors and the evaluation by such auditors of the accounting procedures followed by the Fund. The Committee will also select and nominate the Board members who are not 'interested persons' of the Fund within the meaning of the Investment Company Act. The Committee generally will not consider nominees recommended by shareholders of the Fund. The non-interested Board members have retained independent legal counsel to assist them in connection with these duties.

     During the Fund's last fiscal year, each of the nominees served as a Board member of each of the Funds covered by this proxy statement, except Ms. Montgomery, who served as a Board member only of Merrill Lynch Utility Income Fund, Inc. Each of the Board members attended at least 75% of the aggregate of
(i) the total number of meetings of the Board held during the last fiscal year and (ii) if a member, the total number of meetings of the Committee held during the last fiscal year.

     Compensation of Board Members. The Investment Adviser pays all compensation of all officers of the Fund and all Board members who are affiliated with ML & Co. or its subsidiaries. The Fund pays each Board member not affiliated with the Investment Adviser an annual fee plus a fee for each meeting attended, and the Fund also pays each member of its Committee an annual fee, together with such Board member's out-of-pocket expenses relating to attendance at such meetings. Information with respect to fees and expenses paid to the Board members for each Fund's most recently completed fiscal year is set forth in Exhibit A.

     Merrill Lynch Investment Company Board Memberships. MLAM and FAM act as the investment adviser for more than 100 registered investment companies. Mr. Zeikel is a trustee or director of each of these companies except for Merrill Lynch Series Fund, Inc., Merrill Lynch Institutional Intermediate Fund and Merrill Lynch Funds for Institutions Series. Each of the nominees is a trustee of CMA Government Securities Fund, CMA Money Fund, CMA Tax-Exempt Fund, CMA Multi-State Municipal Series Trust, CMA Treasury Fund and CBA Money Fund. Each of the nominees is a director of The Corporate Fund Accumulation Program, Inc., The Municipal Fund Accumulation Program, Inc., Merrill Lynch Senior Floating Rate Fund, Inc., Taurus MuniCalifornia Holdings, Inc., Taurus MuniNewYork Holdings, Inc., Merrill Lynch High Income Municipal Bond Fund, Inc., Senior High Income Portfolio, Inc., Senior High Income Portfolio II, Inc., Senior Strategic Income Fund, Inc., MuniVest Fund, Inc. and MuniVest Fund II, Inc. In
                                       5
addition, Messrs. Reilly and West are also directors or trustees of Emerging Tigers Fund, Inc., Merrill Lynch Americas Income Fund, Merrill Lynch Developing Capital Markets Fund, Inc., Merrill Lynch Dragon Fund, Inc., Merrill Lynch Global Holdings, Merrill Lynch Short-Term Global Income Fund, Inc., Merrill Lynch Global SmallCap Fund, Inc., Merrill Lynch EuroFund, Merrill Lynch Latin America Fund, Inc., Merrill Lynch Global Bond Fund for Investment and Retirement, Merrill Lynch Global Allocation Fund, Inc., Merrill Lynch Healthcare Fund, Inc., Merrill Lynch International Equity Fund, Merrill Lynch Pacific Fund, Inc., Merrill Lynch Technology Fund, Inc. and Worldwide DollarVest Fund, Inc. Mr. Zeikel is also a director of certain funds which are neither registered under the Investment Company Act nor offered in the United States.

     Officers of the Fund. Information regarding the officers of the Fund is set forth in Exhibit A.

     Stock Ownership. Information regarding stock ownership by the nominees is set forth in Exhibit A.

     At the Record Date, the Board members and officers of the Fund as a group owned an aggregate of less than 1% of the shares of the Fund outstanding at such date. At such date, Mr. Zeikel, an officer of the Fund and a member of the Board, and the other officers of the Fund owned an aggregate of less than 1% of the outstanding shares of common stock of ML & Co.

                                   Proposal 2
                       SELECTION OF INDEPENDENT AUDITORS

     The Board, including a majority of the Board members who are not interested persons of the Fund, has selected independent auditors to examine the financial statements of the Fund for the current fiscal year. The Fund knows of no direct or indirect financial interest of such auditors in the Fund. Such appointment is subject to ratification or rejection by the shareholders of the Fund. Unless a contrary specification is made, the accompanying proxy will be voted in favor of ratifying the selection of such auditors.

     Deloitte & Touche ('D&T') acts as independent auditors for all of the Funds. D&T also acts as independent auditors for ML & Co. and all of its subsidiaries and for most other investment companies for which MLAM or FAM acts as investment adviser. The fees received by D&T from these other entities are substantially greater, in the aggregate, than the total fees received
                                       6
by it from the Fund. The Board considered the fact that D&T has been retained as the independent auditors for ML & Co. and the other entities described above in its evaluation of the independence of D&T with respect to each Fund.

     Representatives of the Fund's independent auditors are expected to be present at the Meeting and will have the opportunity to make a statement if they so desire and to respond to questions from shareholders.


                                   Proposal 3
                       PROPOSAL TO AMEND THE FUNDAMENTAL
                      INVESTMENT RESTRICTIONS OF THE FUND

     Each Fund advised by MLAM or FAM (collectively, the 'MLAM Funds') has adopted investment restrictions that govern generally the operations of the Fund. Investment restrictions that are deemed fundamental may not be changed without a vote of the outstanding shares of the Fund, while non-fundamental investment restrictions may be changed by the Fund's Board if it deems it in the best interest of the Fund and its shareholders to do so. In addition to investment restrictions, each of the Funds operates pursuant to investment objectives and policies, described in the Fund's Prospectus and Statement of Additional Information, that govern the investment activities of the Fund and further limit its ability to invest in certain types of securities or engage in certain types of transactions. These investment objectives and policies will be unaffected by the adoption of the proposed investment restrictions. Generally the investment objective of a Fund is a fundamental policy of the Fund that may be changed only by shareholder vote. The investment policies of a Fund are non-fundamental and may not be changed unless and until (i) the Board of the Fund explicitly authorizes, by resolution, a change in the investment policy and
(ii) the Prospectus of the Fund is amended to reflect the change in policy and, if appropriate, to include additional disclosure.

     Investment restrictions may differ among Funds depending on prevailing regulations and the nature of the securities markets at the time the particular Fund commenced operations. As a result, similar Funds in the MLAM complex have different investment restrictions, which may disadvantage one Fund over another in the current marketplace and make administration and compliance monitoring unnecessarily difficult.

     To address this problem, MLAM has analyzed the various fundamental and non-fundamental investment restrictions of the Funds covered by this proxy statement, as well as the investment restrictions of all of the other MLAM-advised non-money market mutual funds, in light of each Fund's investment objectives and policies, and has created a set of standard fundamental and non-fundamental investment restrictions. The proposed uniform restrictions are designed to provide each Fund with as much investment flexibility as possible under the Investment Company Act and applicable state securities regulations ('state blue sky regulations'), help promote operational efficiencies and facilitate monitoring of compliance. Several recently created funds in the MLAM complex operate under investment restrictions substantially similar to the proposed restrictions.

     The proposed changes to the investment restrictions are not expected to affect materially the current operations of the Funds. Although adoption of new or revised investment restrictions is not likely to have any effect on the current investment techniques employed by a Fund, it will contribute to the overall goal of uniformity and standardization, as well as provide the Fund with a greater ability to make future changes in investment restrictions through Board action. In this regard, the Boards propose that each Fund adopt, as described below, the uniform, updated investment restrictions.


     The proposed restrictions restate many of the fundamental and non-fundamental restrictions currently in effect for each Fund. In some instances, certain fundamental or non-fundamental restrictions have been modified or eliminated in accordance with developments in Federal or state blue sky regulations or in the securities markets since the inception of the Fund. In other instances, certain restrictions previously deemed fundamental have been redesignated non-fundamental. Fundamental investment restrictions may not be changed without a vote of the shareholders of the Fund, and the costs of shareholder meetings for these purposes generally are borne by the Fund and its shareholders. By making certain restrictions non-fundamental, the Board may amend a restriction as it deems appropriate and in the best interest of the Fund and its shareholders, without incurring the costs of seeking a shareholder vote.

     Each Fund's current investment restrictions are set forth in Exhibit C. Set forth below is each proposed restriction, followed by a commentary describing the proposed restriction and detailing the significance, if any, of the proposed changes for the MLAM Funds.

     Proposed Fundamental Investment Restrictions. Under the proposed fundamental investment restrictions, a Fund may not:

     1. MAKE ANY INVESTMENT INCONSISTENT WITH THE FUND'S CLASSIFICATION AS A DIVERSIFIED COMPANY UNDER THE INVESTMENT COMPANY ACT.

         Commentary: Current applicable law regarding diversification of assets requires that with respect to 75% of its total assets, a Fund may not invest more than 5% of its total assets (taken at market value at the time of each investment) in the securities of any one issuer or acquire more than 10% of the voting securities of any one issuer. The U.S. Government, its agencies and instrumentalities are not included within the definition of 'issuer' for purposes of these limitations. Certain MLAM Funds apply this diversification restriction to 100% of total assets.

         At one time, state blue sky regulations applied the diversification restriction to 100% of a mutual fund's assets, thereby prohibiting an investment company from investing more than 5% of total assets in a single issuer or from holding more than 10% of the voting securities of a single issuer. These state blue sky limitations, however, have been eliminated.

         If the uniform restrictions are approved, each Fund currently classified as 'diversified' would be subject, as a matter of investment policy, to the diversification restriction described above only with respect to 75% of its total assets. As to the remaining 25% of total assets, there would be no fundamental investment limitation on the amount of (i) total assets the Fund could invest in a single issuer or (ii) voting securities of a single issuer that could be held by the Fund. A Fund could, for example, invest up to 25% of its assets in a single issuer without limitation as to the percentage ownership of that issuer's outstanding securities. The primary purpose of the proposal is to give the MLAM Funds that presently have a diversification restriction with respect to 100% of their assets the same investment flexibility as MLAM Funds that have a diversification restriction with respect to 75% of their assets, as well as to enable the Funds to comply with any future changes in applicable law regarding diversification requirements without incurring the costs of soliciting a shareholder vote.

     2. INVEST MORE THAN 25% OF ITS ASSETS, TAKEN AT MARKET VALUE, IN THE SECURITIES OF ISSUERS IN ANY PARTICULAR INDUSTRY (EXCLUDING THE U.S. GOVERNMENT AND ITS AGENCIES AND INSTRUMENTALITIES).1

         Commentary: The proposed restriction, which addresses concentration in a particular industry, is in substance identical to the applicable

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1 A MLAM Fund that concentrates in a particular industry (i.e., more than 25%) will continue to use its present concentration restriction. A typical restriction in this regard reads as follows:

                                             (footnote continued on next page)
         restriction in effect for each MLAM Fund. Certain MLAM Funds currently do not exclude explicitly the U.S. Government, its agencies and instrumentalities from the definition of 'industry'. However, such entities have not been considered to constitute 'industries' for purposes of concentration, and therefore explicit reference to such entities in the proposed restriction does not change a MLAM Fund's concentration policy. In addition, for purposes of this restriction, states, municipalities and their political subdivisions are not considered to be part of any industry.

     3. MAKE INVESTMENTS FOR THE PURPOSE OF EXERCISING CONTROL OR MANAGEMENT.

         Commentary: The proposed restriction is in substance identical to the applicable restriction in effect for each MLAM Fund. Certain MLAM Funds currently include the restriction in their non-fundamental, rather than their fundamental, investment restrictions. Certain MLAM Funds that invest on an international basis go on to state in this restriction that investment by the Funds in wholly-owned investment entities created under the laws of certain countries will not be deemed the making of investments for the purpose of exercising control or management. This language, which is considered by the MLAM Funds to be explanatory in nature, will continue to be set forth in the investment restrictions.


     4. PURCHASE OR SELL REAL ESTATE, EXCEPT THAT A FUND MAY INVEST IN SECURITIES DIRECTLY OR INDIRECTLY SECURED BY REAL ESTATE OR INTERESTS THEREIN OR ISSUED BY COMPANIES WHICH INVEST IN REAL ESTATE OR INTERESTS THEREIN.

         Commentary: The proposed restriction is substantially similar to the applicable restriction in effect for each MLAM Fund, except that certain MLAM Funds also prohibit investment in real estate limited partnerships in the fundamental restriction. Prohibition on investments in real estate limited partnerships is required under current applicable law, however such law does not require this restriction to be fundamental. Accordingly, under the proposed uniform restrictions, investment in real estate limited partnerships is prohibited in non-

- ------------------
                 The Fund will not invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding the U.S. Government, its agencies and instrumentalities), except that, under normal circumstances, the Fund will invest more than 25% of its total assets in the securities of issuers in the [name of industry].

           None of the Funds covered by this proxy statement, except Merrill Lynch Global Utility Fund, Inc. and Merrill Lynch Utility Income Fund, Inc., concentrate in a particular industry.

     fundamental investment restriction (g) to provide the flexibility to the Board to modify the restriction in response to future changes in applicable law without incurring the expense of a shareholder vote.

         In addition, the applicable restrictions currently in effect for certain MLAM Funds do not contain any exception to the general prohibition on investments in real estate. The proposed restriction clarifies that these MLAM Funds have the flexibility, consistent with other MLAM Funds, to invest in securities secured by real estate or issued by companies investing in real estate, such as real estate investment trusts.

     5. MAKE LOANS TO OTHER PERSONS, EXCEPT THAT THE ACQUISITION OF BONDS, DEBENTURES OR OTHER CORPORATE DEBT SECURITIES AND INVESTMENT IN GOVERNMENT OBLIGATIONS, SHORT-TERM COMMERCIAL PAPER, CERTIFICATES OF DEPOSIT, BANKERS ACCEPTANCES AND REPURCHASE AGREEMENTS SHALL NOT BE DEEMED TO BE THE MAKING OF A LOAN, AND EXCEPT FURTHER THAT THE FUND MAY LEND ITS PORTFOLIO SECURITIES, PROVIDED THAT THE LENDING OF PORTFOLIO SECURITIES MAY BE MADE ONLY IN ACCORDANCE WITH APPLICABLE LAW AND THE GUIDELINES SET FORTH IN THE FUND'S PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION, AS THEY MAY BE AMENDED FROM TIME TO TIME.

         Commentary: The proposed restriction, with respect to the making of loans, is in substance similar to the applicable restrictions in effect for each MLAM Fund. Certain MLAM Funds address loans to other persons and securities lending in two separate restrictions. A Fund may, as an investment policy, restrict investment in the instruments specifically permitted in the exception beyond the limitations set forth in the proposed restriction.

         Each MLAM Fund is permitted to engage in securities lending but the MLAM Funds have a variety of different investment restrictions in this regard. For example, certain MLAM Funds have a fundamental investment restriction limiting securities lending to less than 20% of total assets. In addition to investment restrictions, certain MLAM Funds have imposed limitations on securities lending as an investment policy.

         Applicable law generally permits the lending of a Fund's portfolio securities in an amount up to 33 1/3% of the Fund's total assets, provided that such loans are made in accordance with prescribed guidelines which typically are set forth in the Statement of Additional Information of the Fund. Each Fund will continue to be subject to the lending limitations set forth as an investment policy in its Prospectus and Statement of Additional Information following approval of the proposed uniform investment restrictions, unless and until the Board determines that an amendment to such investment policy is in the best interest of the Fund and its shareholders and the Prospectus of the Fund is amended.

     6. ISSUE SENIOR SECURITIES TO THE EXTENT SUCH ISSUANCE WOULD VIOLATE APPLICABLE LAW.

         Commentary: Certain MLAM Funds currently limit the extent to which the Fund may issue senior securities, while other MLAM Funds have no restriction on the issuance of senior securities. The proposed restriction substitutes instead a limitation on the issuance of senior securities based upon applicable law.

         Applicable law currently prohibits the issuance of senior securities, defined as any bond, debenture, note or similar obligation or instrument evidencing indebtedness, and any stock of any class having priority as to any other class as to distribution of assets or payment of dividends, but not including (i) bank borrowings provided that immediately thereafter the Fund has 300% asset coverage for all borrowings, or (ii) any note or other evidence of indebtedness representing a loan made to the Fund for temporary purposes (i.e., to be repaid in 60 days without extension or renewal) in an amount not exceeding 5% of the Fund's total assets when the loan is made.

         Certain other investment techniques, which involve leverage or establish a prior claim to the Fund's assets, may be considered senior securities, absent appropriate segregation of assets or exemptive relief. These techniques include standby commitment agreements, contracts for the purchase of securities on a delayed delivery basis (i.e., firm commitment agreements), reverse repurchase agreements, engaging in financial futures and options thereon, forward foreign currency contracts, put and call options, the purchase of securities on a when-issued basis and short sales. The manner and extent to which a Fund can issue senior securities is governed by applicable law, must be set forth in the Fund's Prospectus and Statement of Additional Information and may be changed only upon resolution of the Board.

         Investments in interest rate swaps, to the extent permitted, are not treated as senior securities.

     7. BORROW MONEY, EXCEPT THAT (I) THE FUND MAY BORROW FROM BANKS (AS DEFINED IN THE INVESTMENT COMPANY ACT) IN AMOUNTS UP TO 33 1/3% OF ITS TOTAL ASSETS (INCLUDING THE AMOUNT BORROWED), (II) THE FUND MAY BORROW UP TO AN ADDITIONAL 5% OF ITS TOTAL ASSETS FOR TEMPORARY PURPOSES, (III) THE FUND MAY OBTAIN SUCH SHORT-TERM CREDIT AS MAY BE NECESSARY FOR THE CLEARANCE OF PURCHASES AND SALES OF PORTFOLIO SECURITIES AND (IV) THE FUND MAY PURCHASE SECURITIES ON MARGIN TO THE EXTENT PERMITTED BY APPLICABLE LAW. THE FUND MAY NOT PLEDGE ITS ASSETS OTHER THAN TO SECURE SUCH BORROWINGS OR, TO THE EXTENT PERMITTED BY THE FUND'S INVESTMENT POLICIES AS SET FORTH IN ITS PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION, AS THEY MAY BE AMENDED FROM TIME TO TIME, IN CONNECTION

WITH HEDGING TRANSACTIONS, SHORT SALES, WHEN-ISSUED AND FORWARD COMMITMENT TRANSACTIONS AND SIMILAR INVESTMENT STRATEGIES.

         Commentary: Each MLAM Fund has an express limitation on borrowings, a number of which are more restrictive than the limitations set forth in the proposed restriction. For example, a number of MLAM Funds limit borrowings to 5% of total assets. To the extent the Fund's investment policies, as stated in the Fund's Prospectus and Statement of Additional Information, include a limitation on borrowing, or on the pledging of assets to secure borrowings, that is more restrictive than the restrictions in proposed restriction (7), the Fund will continue to be limited by such investment policy on a non-fundamental basis. Moreover, if a Fund intends to borrow from a bank or to offer debt securities privately as part of its investment policies, it will so state in its Prospectus. If the Fund limits borrowing to 5% of total assets, a statement to that effect in the Prospectus will suffice. On the other hand, if the Fund intends as an investment policy to engage in a higher level of borrowing for investment purposes, additional disclosure with respect to the purposes of such borrowing and the consequences of leverage will be included in the Fund's Prospectus and Statement of Additional Information.

         With regard to purchases on margin, under current applicable law, a Fund may not establish or use a margin account with a broker for the purpose of effecting securities transactions on margin, except that a

         Fund may obtain such short term credit as necessary for the clearance of transactions. However, a Fund may pay initial or variation margin in connection with futures and related options transactions, as set forth in investment restriction (9) below, without regard to this prohibition.

     8. UNDERWRITE SECURITIES OF OTHER ISSUERS EXCEPT INSOFAR AS THE FUND TECHNICALLY MAY BE DEEMED AN UNDERWRITER UNDER THE SECURITIES ACT OF 1933 IN SELLING PORTFOLIO SECURITIES.

         Commentary: The proposed restriction is in substance identical to the applicable restriction in effect for each Fund.

     9. PURCHASE OR SELL COMMODITIES OR CONTRACTS ON COMMODITIES, EXCEPT TO THE EXTENT THE FUND MAY DO SO IN ACCORDANCE WITH APPLICABLE LAW AND THE FUND'S PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION, AS THEY MAY BE AMENDED FROM TIME TO TIME, AND WITHOUT REGISTERING AS A COMMODITY POOL OPERATOR UNDER THE COMMODITY EXCHANGE ACT.

         Commentary: Certain MLAM Funds prohibit investment in commodities; others have no restriction on investment in commodities. Under the Investment Company Act, a Fund must state its policy relating to the purchase and sale of commodities. In general, the MLAM Funds currently do not anticipate investment directly in tangible commodities and would be greatly restricted from making such direct investments by the provisions of the Federal tax laws; however, the Funds may invest in financial instruments linked to commodities as described below. Adoption of the proposed uniform restrictions will enable a Fund to invest in commodities only in accordance with applicable law and with the Fund's investment policies as stated in the Fund's Prospectus and Statement of Additional Information.

         The MLAM Funds have obtained an exemptive order from the Securities and Exchange Commission (the 'SEC') which, among other things, permits investment in the commodities markets to the extent such investment is limited to financial futures and options thereon for hedging purposes only. The terms of the exemptive order are slightly more restrictive than currently applicable law.

         Regulations of the Commodity Futures Trading Commission applicable to the Funds provide that futures trading activities, as described in a Fund's Prospectus and Statement of Additional Information, will not result in the Fund being deemed a 'commodity pool operator' as defined under such regulations if the Fund adheres to certain restrictions. In particular, a MLAM Fund that may, as a matter of investment policy, purchase and sell futures contracts and options thereon may do so (i) for bona fide hedging purposes and (ii) for non-hedging purposes, if the aggregate initial margin and premiums required to establish positions in such contracts and options do not exceed 5% of the liquidation value of such Fund's portfolio, after taking into account unrealized profits and unrealized losses on any such contracts and options. In addition, certain of the MLAM Funds may invest in securities whose potential investment returns are based on the change in value of specific commodities.
                           ------------------------

     If approved by the shareholders, the above-listed restrictions will replace the fundamental investment restrictions for each Fund and, accordingly, will become the only fundamental investment restrictions under which each Fund will operate. If approved, the above restrictions may not be changed without the approval of the holders of a majority of the Fund's outstanding shares (which for this purpose and under the Investment Company Act means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares).

     Proposed Non-Fundamental Investment Restrictions. The Boards have adopted the following non-fundamental investment restrictions, subject to approval of the fundamental investment restrictions described above. Certain of the proposed non-fundamental restrictions are in substance similar or identical to current fundamental investment restrictions. Redesignating a restriction as non-fundamental allows the Board the flexibility to modify the restriction in response to changes in the securities markets or applicable law if the Board deems it in the best interest of the Fund and its shareholders to do so. Although future modification of a non-fundamental investment restriction would not require a shareholder vote, modification of these restrictions would require both (i) authorization by resolution by the Board and (ii) amendment of the Fund's Prospectus.

     Under the proposed non-fundamental investment restrictions, each Fund may not:

     A. PURCHASE SECURITIES OF OTHER INVESTMENT COMPANIES, EXCEPT TO THE EXTENT SUCH PURCHASES ARE PERMITTED BY APPLICABLE LAW.

         Commentary: A number of MLAM Funds currently state this restriction as a fundamental, rather than a non-fundamental, restriction. In addition, a number of the restrictions currently in effect set forth specifically the applicable law. Applicable law currently allows a Fund to purchase the securities of other investment companies if immediately thereafter not more than (i) 3% of the total outstanding voting stock of such company is owned by the Fund, (ii) 5% of the Fund's total assets, taken at market value, would be invested in any one such company, (iii) 10% of the Fund's total assets, taken at market value, would be invested in such securities, and (iv) the Fund, together with other investment companies having the same investment adviser and companies controlled by such companies, owns not more than 10% of the total outstanding stock of any one closed-end investment company.

         Certain state blue sky regulations have excepted from the prohibition on purchases of securities of other investment companies purchases made in connection with a plan of merger, consolidation, reorganization, or acquisition, or purchases made in the open market of securities of closed-end investment companies where no underwriter or dealer's commission or profit, other than the customary broker's commission, is involved. This restriction is no longer required and has therefore been deleted from the proposed restriction.

     B. MAKE SHORT SALES OF SECURITIES OR MAINTAIN A SHORT POSITION EXCEPT TO THE EXTENT PERMITTED BY APPLICABLE LAW.

         Commentary: In a short sale, an investor sells a borrowed security and has a corresponding obligation to 'cover' by delivering at a later date the identical security. In a short sale 'against the box', an investor sells the securities short while either owning the same securities in the same amount or having the right to obtain securities to cover through, for example, the investor's ownership of warrants, options, or convertible securities. Certain MLAM Funds currently prohibit short sales under any circumstances; others are specifically authorized to engage in short sales 'against the box'.

         Under current applicable law, short sales are considered to involve the creation of senior securities. A Fund that includes short sales in its investment policies must secure its obligation to replace the borrowed security by depositing collateral in a segregated account in compliance with SEC guidelines which are described in the Fund's Prospectus. In addition, under the current blue sky laws of a certain state, Funds that sell short are limited so that the dollar amount of short sales at any one time may not exceed 25% of the net equity of the Fund and the value of securities of any one issuer in which the Fund is short may not exceed the lesser of 2.0% of the value of the Fund's net assets or 2.0% of the securities of any class of any issuer.

         Short sales 'against the box' are not considered speculative sales and do not create senior securities. Funds that are not specifically authorized to engage in short sales 'against the box' have not considered short sales 'against the box' to be short sales for purposes of their investment restrictions.

         The majority of the MLAM Funds, as a matter of investment policy, do not enter into short sales of any kind. If the proposed investment restrictions are adopted, the MLAM Funds that currently are authorized to make short sales will continue to have that ability within the confines of applicable law; the MLAM Funds that are not currently authorized to make short sales will not make short sales unless and until such policy is amended by resolution of the Board and the Fund's Prospectus is amended.

     C. INVEST IN SECURITIES WHICH CANNOT BE READILY RESOLD BECAUSE OF LEGAL OR CONTRACTUAL RESTRICTIONS OR WHICH CANNOT OTHERWISE BE MARKETED, REDEEMED OR PUT TO THE ISSUER OR A THIRD PARTY, IF AT THE TIME OF ACQUISITION MORE THAN 15% OF ITS TOTAL ASSETS WOULD BE INVESTED IN SUCH SECURITIES. THIS RESTRICTION SHALL NOT APPLY TO SECURITIES WHICH MATURE WITHIN SEVEN DAYS OR SECURITIES WHICH THE BOARD OF [DIRECTORS OR TRUSTEES] OF THE FUND HAS OTHERWISE DETERMINED TO BE LIQUID PURSUANT TO APPLICABLE LAW.

         Commentary: Certain MLAM Funds limit investment in restricted and illiquid securities to 5% or 10% of Fund assets. Under the Investment Company Act, open-end investment companies are required to determine net asset value and offer redemption on a daily basis with payment to follow within seven days. In order to ensure that adequate cash is available at all times to cover redemptions, a Fund is required to limit its investments in securities deemed illiquid to 15% of the Fund's net assets.

         Under current applicable law, an illiquid asset is any asset which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which a Fund has valued the investment. The types of securities that will be considered illiquid will vary over time based on changing market conditions and regulatory interpretations.

         In accordance with the most restrictive state blue sky regulations currently in effect, a Fund whose shares are registered or qualified for sale in such state may invest no more than 10% of its total assets in illiquid securities. It is possible that such state interpretation will be relaxed in the future to enable a Fund to invest up to 15% of its total assets in illiquid securities. In addition, certain states consider investment of more than 5% of a Fund's total assets in illiquid securities to be speculative and require special disclosure in a Fund's Prospectus with respect thereto.

         Under current SEC interpretations, a Fund may purchase, without regard to the foregoing 10% (or 15%) limitation, securities which are not registered under the Securities Act of 1933, as amended (the 'Securities Act'), provided that they are determined to be liquid pursuant to guidelines and procedures established by the Board. Included among such securities are foreign securities traded in a foreign securities market and securities which can be offered and sold to 'qualified institutional buyers', as defined in Rule 144A under the Securities Act ('Rule 144A Securities'). Certain MLAM Funds do not permit the Board discretion with respect to Rule 144A Securities.


         The proposed investment restriction would increase the Funds' flexibility with respect to the amount of securities deemed illiquid in which the Fund may invest up to the current SEC limit, assuming that the Fund is not otherwise limited with respect to investment in illiquid securities. A Fund, in its Prospectus and Statement of Additional Information, may limit investment in illiquid securities to a percentage of less than 15%, pursuant to state blue sky regulations or for other reasons.

         Current applicable law does not require a Fund to state its limitation on investment in illiquid securities as a fundamental policy; however, a number of MLAM Funds currently state their limitations on illiquid securities as a fundamental, rather than a non-fundamental, restriction.

     D. INVEST IN WARRANTS IF, AT THE TIME OF ACQUISITION, ITS INVESTMENTS IN WARRANTS, VALUED AT THE LOWER OF COST OR MARKET VALUE, WOULD EXCEED 5% OF THE FUND'S TOTAL ASSETS; INCLUDED WITHIN SUCH LIMITATION, BUT NOT TO EXCEED 2% OF THE FUND'S TOTAL ASSETS, ARE WARRANTS WHICH ARE NOT LISTED ON THE NEW YORK STOCK EXCHANGE OR AMERICAN STOCK EXCHANGE OR A MAJOR FOREIGN EXCHANGE. FOR PURPOSES OF THIS RESTRICTION, WARRANTS

ACQUIRED BY THE FUND IN UNITS OR ATTACHED TO SECURITIES MAY BE DEEMED TO BE WITHOUT VALUE.

         Commentary: Certain MLAM Funds currently prohibit investment in warrants; others impose limitations that are as restrictive or more restrictive than the proposed restriction. If a Fund is otherwise authorized to invest in warrants as a matter of investment policy, such Fund will now be subject to the limitation set forth in proposed non-fundamental investment restriction (d). A Fund that is currently prohibited from investing in warrants as a matter of investment policy will not invest in warrants unless and until such policy is amended by resolution of the Board and the Fund's Prospectus is amended.

     E. INVEST IN SECURITIES OF COMPANIES HAVING A RECORD, TOGETHER WITH PREDECESSORS, OF LESS THAN THREE YEARS OF CONTINUOUS OPERATION, IF MORE THAN 5% OF THE FUND'S TOTAL ASSETS WOULD BE INVESTED IN SUCH SECURITIES. THIS RESTRICTION SHALL NOT APPLY TO MORTGAGE-BACKED SECURITIES, ASSET-BACKED SECURITIES OR OBLIGATIONS ISSUED OR GUARANTEED BY THE U.S. GOVERNMENT, ITS AGENCIES OR INSTRUMENTALITIES.

         Commentary: The proposed restriction, which addresses investment by a Fund in 'unseasoned issuers', is in substance identical to the applicable restriction in effect for certain MLAM Funds; however, a number of MLAM Funds state this restriction as a fundamental, rather than a non-fundamental, restriction.


         Restrictions on unseasoned issuers are determined primarily by state blue sky regulations. While several states have more lenient restrictions concerning investment in the securities of unseasoned issuers (i.e., up to 15%), the most restrictive state limitation is currently 5%. Applicable state blue sky regulations do not require that entities with less than three years of continuous operation that issue mortgage-backed securities, asset-backed securities or obligations supported by the U.S. Government, its agencies or instrumentalities be included in the definition of 'unseasoned issuers'. There is no federal limitation concerning investment in unseasoned issuers.

     F. PURCHASE OR RETAIN THE SECURITIES OF ANY ISSUER, IF THOSE INDIVIDUAL OFFICERS AND DIRECTORS OF THE FUND, THE OFFICERS AND GENERAL PARTNER OF THE INVESTMENT ADVISER, THE DIRECTORS OF SUCH GENERAL PARTNER OR THE OFFICERS AND DIRECTORS OF ANY SUBSIDIARY THEREOF EACH OWNING MORE THAN ONE-HALF OF ONE PERCENT OF THE SECURITIES OF SUCH ISSUER OWN IN THE AGGREGATE MORE THAN 5% OF THE SECURITIES OF SUCH ISSUER.

         Commentary: The proposed restriction, which addresses investment by a Fund in securities of an issuer in which management of the Fund owns shares, is in substance similar to the applicable restriction in effect for certain MLAM Funds; however, a number of MLAM Funds currently state this restriction as a fundamental, rather than a non-fundamental, restriction.

         Restrictions on these types of investments are determined primarily by state blue sky regulations. Certain MLAM Funds' current investment restrictions apply to the Investment Adviser or any 'affiliate' thereof, which would make the restriction applicable to ML & Co. and any entity controlled by ML & Co. The proposed restriction reflects currently applicable law and applies only to MLAM and certain affiliates.

     G. INVEST IN REAL ESTATE LIMITED PARTNERSHIP INTERESTS OR INTERESTS IN OIL, GAS OR OTHER MINERAL LEASES, OR EXPLORATION OR DEVELOPMENT PROGRAMS, EXCEPT THAT THE FUND MAY INVEST IN SECURITIES ISSUED BY COMPANIES THAT ENGAGE IN OIL, GAS OR OTHER MINERAL EXPLORATION OR DEVELOPMENT ACTIVITIES.

         Commentary: Restrictions with respect to these types of investments are determined primarily by state blue sky regulations. The proposed restriction is in substance similar to the applicable restriction in effect for each MLAM Fund; however, a number of MLAM Funds state this restriction, in whole or in part, as a fundamental, rather than a non-fundamental, restriction.

     H. WRITE, PURCHASE OR SELL PUTS, CALLS, STRADDLES, SPREADS OR COMBINATIONS THEREOF, EXCEPT TO THE EXTENT PERMITTED IN THE FUND'S PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION, AS THEY MAY BE AMENDED FROM TIME TO TIME.


         Commentary: The proposed restriction is in substance similar to the applicable restriction in effect for each MLAM Fund authorized to engage in these types of transactions, except that certain MLAM Funds impose specific percentage limitations in the investment restriction on the investments. A number of MLAM Funds state this restriction as a fundamental, rather than a non-fundamental, restriction.

         If the proposed restrictions are approved, MLAM Funds that currently are authorized to engage in puts, calls, straddles, spreads and combinations thereof will be subject to the proposed restriction. MLAM Funds that are not currently authorized to engage in these types of transactions would not be permitted to engage in such transactions unless and until the Board determines to establish an investment policy in this regard and the Fund's Prospectus is amended.
                           ------------------------

     Elimination of Investment Restrictions on Eligible Securities for Municipal Bond Funds. Each of the Funds covered by this Proxy Statement which invest primarily in municipal bonds currently is subject to a fundamental investment restriction that such Fund may not purchase any securities other than securities referred to in the investment objective and policies section of the Prospectus of the Fund. Under the proposed uniform investment restrictions, this restriction is eliminated. The elimination of this restriction is not considered to be significant because the Prospectuses of such Funds generally contain broad definitions of eligible tax-exempt securities. The investment objective of each of the Funds will continue to be a fundamental policy changeable only by shareholder vote. Generally the investment objective of each such Fund specifies that the Fund will seek to provide shareholders with income exempt from Federal income taxes and, in the case of state-specific funds, income exempt from income tax of the relevant state. Such investment objective mandates significant investment in tax-exempt securities. Interpretations by the staff of the SEC require that under normal market conditions tax-exempt funds be at least 80% invested in tax-exempt securities and, if state specific, at least 65% invested in the tax-exempt securities of the relevant state. Accordingly, any change in the fundamental investment objective of such Funds will require shareholder approval.

                           ------------------------

     Elimination of Restrictions Applicable to Foreign Securities. Investment restrictions relating to investment in foreign securities have been eliminated in the proposed uniform restrictions. Certain MLAM Funds that commenced operations more than 10 years ago were required by state blue sky regulations then in effect to include an investment restriction limiting or prohibiting investment in foreign securities. More recently, funds are no longer required to state this policy as an investment restriction but instead include investment policies with respect to foreign securities in their Prospectuses and Statements of Additional Information.


                                  Proposal 4

                APPROVAL OR DISAPPROVAL OF A CHARTER AMENDMENT
                   IN CONNECTION WITH THE IMPLEMENTATION OF
                  THE MERRILL LYNCH SELECT PRICINGSM SYSTEM

DESCRIPTION OF THE SELECT PRICING SYSTEM

     General. In 1988, MLAM developed a two-class distribution system pursuant to which investors may choose to purchase Class A shares of a Fund with a front-end sales charge or Class B shares with a contingent deferred sales charge ('CDSC') and ongoing distribution fees (the 'Dual Distribution System'). The Dual Distribution System was among the first in the mutual fund industry to offer investors alternative sales charge arrangements within the same Fund.

     On April 12, 1994, the SEC issued an exemptive order permitting certain MLAM-advised mutual funds to issue multiple classes of shares (the 'Order'). The Order permits each Fund to create an unlimited number of classes of shares to expand the types of sales charge arrangements available to Fund investors without otherwise affecting investment in the Fund. In this regard, the Funds intend to implement the Select Pricing System, under which eligible investors may choose from different sales charge alternatives in four classes of shares.

     AT ITS MEETING HELD AUGUST   , 1994, THE BOARD APPROVED THE MANNER IN WHICH
SHARES OF EACH CLASS WILL BE OFFERED AND SOLD UNDER THE SELECT PRICING SYSTEM, AS DESCRIBED IN DETAIL BELOW. THE SPECIFIC AMOUNTS OF THE SALES CHARGES, AND ACCOUNT MAINTENANCE AND DISTRIBUTION FEES FOR EACH FUND ARE SET FORTH IN EXHIBIT
A. ALTHOUGH THE FUNDS CURRENTLY INTEND TO IMPLEMENT THE SELECT PRICING SYSTEM AS DESCRIBED HEREIN, CHANGES MAY BE MADE TO THE DISTRIBUTION ARRANGEMENTS OF ANY CLASS AT ANY TIME; HOWEVER, CHANGES WILL NOT BE MADE TO THE TERMS OF THE SELECT PRICING SYSTEM AS IT APPLIES TO ANY FUND UNLESS AND UNTIL (I) THE BOARD OF THE FUND EXPLICITLY AUTHORIZES, BY RESOLUTION, ANY CHANGE IN THE TERMS AND (II) THE PROSPECTUS OF THE FUND IS AMENDED TO REFLECT THE CHANGE. CHANGES TO THE SELECT PRICING SYSTEM ORDINARILY WOULD NOT REQUIRE A VOTE OF THE SHAREHOLDERS OF A FUND, EXCEPT IN CERTAIN CIRCUMSTANCES NECESSITATING A CHARTER AMENDMENT OR IN WHICH FEES PAID BY EXISTING SHAREHOLDERS PURSUANT TO RULE 12B-1 UNDER THE INVESTMENT COMPANY ACT ('RULE 12B-1') ARE INCREASED.

     The following table sets forth a summary of the distribution arrangements for each class of shares under the Select Pricing System, followed by a more detailed description of each class.

                                  ACCOUNT
                SALES           MAINTENANCE  DISTRIBUTION   CONVERSION
CLASS           CHARGE              FEE          FEE         FEATURE

 A*      Maximum 5.25% front-     No         No                 No
          end sales charge**
  B     CDSC for periods of up  Maximum      Maximum        B shares convert
           to 4 years, at a      0.25%        0.75%           to D shares
         maximum rate of 4.0%                                automatically
        during the first year,                              after Conversion
           decreasing 1.0%                                     Period
           annually to 0.0%
  C     1.0% CDSC for one year  Maximum       Maximum             No
                                 0.25%         0.75%
  D      Maximum 5.25% front-   Maximum         No                No
                 end             0.25%
            sales charge**

                                                        (footnotes on next page)

(footnotes from previous page)

 * Offered only to eligible investors. See 'Class A' below.
** Certain Class A and Class D purchases will be subject to a maximum 1.0% CDSC for one year. See 'Class A' and 'Class D' below.

Class A: Class A shares will be sold subject to a front-end sales charge and will bear no ongoing distribution or account maintenance fees. For most Funds, the front-end sales charge on purchases of Class A shares under the Select Pricing System will be lower than the front-end sales charge currently imposed on Class A shares. Class A shares will be offered to a limited group of investors. Investors that currently own Class A shares of a Fund in an account will be entitled to purchase additional Class A shares of that Fund in that account. Class A shares also will be offered to certain retirement plans. In addition, Class A shares will be offered to directors of ML & Co. and employees of ML & Co. and its subsidiaries, Board members and members of the Boards of other MLAM-advised mutual funds and participants in certain investment programs. Class A shares also will be issued on reinvestment of dividends paid on Class A shares.

           Exchange Privilege. THE EXCHANGE PRIVILEGE FOR CLASS A SHAREHOLDERS WILL BE MODIFIED UNDER THE SELECT PRICING SYSTEM MAKING IT MORE RESTRICTIVE THAN PRESENTLY EXISTS. Under the Select Pricing System, Class A shareholders may exchange Class A shares of one Fund for Class A shares of a second MLAM-advised mutual fund if the shareholder holds any Class A shares of the second Fund in his account in which the exchange is made at the time of the exchange. If the Class A shareholder wants to exchange his Class A shares for shares of a second Fund, and the shareholder does not hold Class A shares of the second Fund in his account at the time of the exchange, the shareholder will receive Class D shares of the second Fund as a result of the exchange. Class A or Class D shares may be exchanged for Class A shares of a second Fund at any time as long as, at the time of the exchange, the shareholder holds Class A shares of the second Fund in the account in which the exchange is made.

           For example, a shareholder owns 50 Class A shares of Merrill Lynch Basic Value Fund, Inc. ('Basic Value') and 50 Class A shares of Merrill Lynch World Income Fund, Inc. ('World Income') in his personal account and 50 Class A shares of Merrill Lynch Pacific Fund, Inc. ('Pacific') in his individual retirement account ('IRA'). In his personal account, the shareholder eliminates his position in Basic Value by exchanging 25 shares of Basic Value for shares of equivalent value of World Income and 25 shares of Basic Value for shares of equivalent value of Pacific. The shareholder will receive Class A shares of World Income, because he holds World Income Class A shares in his personal account at the time of the exchange, and he will receive Class D shares of Pacific, because although he owns Pacific Class A shares, he does not hold them in his personal account. Similarly, if the shareholder decides to exchange back into Basic Value, he will receive Class D shares, because he no longer holds Class A shares of Basic Value in his personal account.

           In his IRA, if the investor decides to exchange 25 Class A shares of Pacific for shares of equivalent value of Merrill Lynch Fund for Tomorrow, Inc. ('Fund for Tomorrow'), he will receive Class D shares of Fund for Tomorrow, because he holds no Class A shares of Fund for Tomorrow in his IRA. If he decides, however, to exchange back into Pacific, he can receive Class A shares of Pacific as long as he still holds any Class A shares of Pacific in his IRA at the time of the exchange.

           Class A shareholders also may exchange Class A shares for shares of certain MLAM-advised money market funds. For further information regarding the Select Pricing System exchange privilege, see 'Exchange Privilege' below.

           Reduced initial sales charges. Class A investors may qualify for reduced initial sales charges through a right of accumulation taking into account an investor's holdings in both Class A and Class D shares of any MLAM-advised Fund. Under the Select Pricing System, Class B shares will no longer be counted toward the right of accumulation. See 'Right of Accumulation' below. Under a right of accumulation, certain Class A shareholders who purchase or accumulate at least $1 million in Class A and/or Class D shares of any MLAM-advised Fund also qualify to add to their investment in Class A shares of a Fund without the imposition of a front-end sales charge. Although these investors will not be subject to a front-end sales charge, they will be subject to a CDSC of 1.0% if the shares are redeemed within one year after purchase.

           Redesignation of Class A Shares. Class A shares outstanding on the date of the implementation of the Select Pricing System (the 'Implementation Date') that are subject to ongoing account maintenance fees automatically will be redesignated Class D shares. None of the Funds covered by this Proxy Statement currently have Class A shares that will be redesignated as Class D shares on the Implementation Date. The redesignation of the Class A shares to Class D shares will not be deemed a purchase or sale of the shares for Federal income tax purposes. See 'Redesignation of Shares of Certain MLAM-Advised Funds' below.

Class B: Class B shares will be sold on a deferred sales charge basis. Class B shares do not incur a front-end sales charge, but they are subject to a maximum ongoing 0.25% account maintenance fee, an ongoing distribution fee and a CDSC for periods of up to four years.

           Conversion of Class B Shares to Class D Shares. After a set time period (the 'Conversion Period'), Class B shares will be converted automatically into Class D shares of the Fund. Class D shares are subject to an ongoing account maintenance fee but no distribution fee. Automatic conversion of Class B shares into Class D shares will occur at least once a month (on the 'Conversion Date') on the basis of the relative net asset values of the shares of the two classes on the Conversion Date, without the imposition of any sales load, fee or other charge. Conversion of Class B shares to Class D shares will not be deemed a purchase or sale of the shares for Federal income tax purposes.

           In addition, shares purchased through reinvestment of dividends on Class B shares also will convert automatically to Class D shares. The Conversion Date for dividend reinvestment shares will be calculated taking into account the length of time the shares underlying such dividend reinvestment shares were outstanding.

           In general, Class B shares of equity Funds will convert approximately eight years after initial purchase, and Class B shares of taxable and tax-exempt fixed income Funds will convert approximately ten years after initial purchase. Specific Conversion Periods for each Fund are set forth in Exhibit A. If during the Conversion Period a shareholder exchanges Class B shares with a ten-year Conversion Period for Class B shares with an eight-year Conversion Period, or vice versa, the Conversion Period applicable to the Class B shares acquired in the exchange will apply, and the holding period for the shares exchanged will be 'tacked' onto the holding period for the shares acquired. The

           Conversion Period for certain retirement plans will be modified as described under 'Proposed Charter Amendment--Class B Retirement Plans' below.

           The Class B distribution fee is subject to the limitations on asset-based sales charges imposed by the National Association of Securities Dealers, Inc. (the 'NASD'), as voluntarily modified by MLFD. See 'Limitations on Asset-Based Sales Charges' below.

           Exchange Privilege. Class B shareholders may exchange Class B shares of the Fund for Class B shares of any MLAM-advised mutual fund as well as shares of certain MLAM-advised money market funds. See 'Exchange Privilege' below.

           Redesignation of Class B Shares. Class B shares of Merrill Lynch Fundamental Growth Fund, Inc. outstanding on the Implementation Date automatically will be redesignated Class C shares. This redesignation of Class B shares to Class C shares will not be deemed a purchase or sale of the shares for Federal income tax purposes. See 'Redesignation of Shares of Certain MLAM-Advised Funds' below.

Class C: Class C shares will not incur a front-end sales charge when purchased, but Class C shares are subject to a maximum ongoing 0.25% account maintenance fee and an ongoing distribution fee. In the case of fixed income Funds, the Class C distribution fees will be different from the Class B distribution fees of a particular Fund. In the case of equity Funds, Class C distribution fees will equal Class B distribution fees. Class C shares are sold subject to a CDSC of 1.0% for one year. The Class C distribution fee will be charged indefinitely subject to approval of the continuance of the Fund's Class C Distribution Plan pursuant to Rule 12b-1 and the limitations on asset-based sales charges imposed by the NASD. See 'Limitations on Asset-Based Sales Charges' below.

           Exchange Privilege. Class C shareholders may exchange Class C shares of the Fund for Class C shares of any MLAM-advised mutual fund as well as shares of certain MLAM-advised money market funds. See 'Exchange Privilege' below.

Class D: Class D shares will be sold subject to a front-end sales charge which will be identical to the front-end sales charge imposed on Class A shares under the Select Pricing System. Class D shares are charged a maximum ongoing 0.25% account maintenance fee but are not subject to an ongoing distribution fee.

           Reduced Initial Sales Charges. Class D investors may qualify for reduced initial sales charges through a right of accumulation taking into account each investor's holdings in both Class A and Class D shares of any MLAM-advised Fund. See 'Right of Accumulation' below. Under a right of accumulation, certain investors who purchase or accumulate at least $1 million in Class A and/or Class D shares of any MLAM-advised Fund will not be subject to a front-end sales charge upon the purchase of Class D shares; however, they will be subject to a CDSC of 1.0% if the shares are redeemed within one year after purchase.

           Exchange Privilege. Class D shareholders may exchange Class D shares of one Fund for Class D shares of any MLAM-advised mutual fund. If the shareholder holds any Class A shares of the second Fund in his account at the time of the exchange, he may exchange Class D shares for Class A shares of the second Fund. Class D shareholders also may exchange Class D shares of the Fund for shares of certain MLAM-advised money market funds. See 'Exchange Privilege' below.

           Class D shares also will be issued upon conversion of Class B shares after the Class B Conversion Period, as more fully described below.

                            ------------------------

     MLAM developed the Dual Distribution System to provide investors with the alternatives within the same Fund of purchasing shares pursuant to either the front-end sales charge method or the deferred sales charge method. The Select Pricing System was developed to expand the alternatives available under the Dual Distribution System by providing investors with additional distribution alternatives. These alternative sales arrangements permit the investor to choose the method of purchasing shares that is most beneficial given the amount of the investor's purchase, the length of time the investor expects to hold the shares and other relevant circumstances.

     Front-End Sales Charge Alternatives. Investors who prefer a front-end sales charge alternative may elect to purchase Class D shares or, if an eligible investor, Class A shares. Investors choosing the front-end sales charge alternative who are eligible to purchase Class A shares should purchase Class A shares rather than Class D shares because of the account maintenance fee imposed on Class D shares. Investors qualifying for significantly reduced front-end sales charges may find the front-end sales charge alternative particularly attractive because similar sales charge reductions are not available with respect to the deferred sales charges imposed in connection with purchases of Class B or Class C shares. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time also may elect to purchase Class A or Class D shares, because over time the accumulated ongoing account maintenance and distribution fees on Class B or Class C shares may exceed the initial front-end sales charge and, in the case of Class D shares, the account maintenance fee. Although some investors that previously purchased Class A shares may no longer be eligible to purchase Class A shares of other Funds, those previously purchased Class A shares, as well as any new Class D shares acquired, will count toward a right of accumulation which may qualify the investor for reduced initial sales charges on new front-end sales charge purchases. In addition, the ongoing Class B and Class C account maintenance and distribution fees will cause Class B and Class C shares to have higher expense ratios, pay lower dividends and have lower total returns than the front-end sales charge shares. The ongoing Class D account maintenance fees will cause Class D shares to have a higher expense ratio, pay lower dividends and have a lower total return than Class A shares.

     The benefit of an initial sales charge waiver for investors who purchase at least $1 million in Class A or Class D shares of any MLAM-advised Fund may be offset to the extent the shareholder must pay a CDSC on shares redeemed in less than one year.

     Deferred Sales Charge Alternatives. Investors that do not qualify for a reduction of front-end sales charges may prefer the deferred sales charge alternatives, because while Class A and Class D initial sales charges are deducted at the time of purchase, Class B and Class C shares provide the benefit of putting all of the investor's dollars to work from the time the investment is made. Both Class B and Class C shares are subject to ongoing account maintenance fees and distribution fees; however, the ongoing account maintenance and distribution charges potentially may be offset to the extent any return is realized on the additional funds initially invested in Class B or Class C shares. In addition, Class B shares will be converted into Class D shares of the Fund after the Conversion Period and thereafter will be subject to significantly lower ongoing fees.

     Certain investors may elect to purchase Class B shares if they determine it to be most advantageous to have all their funds invested initially and intend to hold their shares for an extended period of time. In making this decision, Class B purchasers will take into account whether they intend to redeem their shares within the CDSC period and, if not, whether they intend to remain invested until the end of the Conversion Period and thereby take advantage of the reduction in ongoing fees. Other investors, however, may elect to purchase Class C shares if they determine that it is advantageous to have all their funds invested initially and they are uncertain as to the amount of time they intend to hold the shares. Although Class C shareholders are subject to a shorter CDSC period at a lower rate, they forgo the Class B conversion
                                       27
feature, making their investment subject to account maintenance and distribution fees for an indefinite period of time. In addition, while both Class B and Class C distribution fees are subject to the limitations on asset-based sales charges imposed by the NASD, Class B shares are further limited under a MLFD voluntary waiver of asset-based sales charges. See 'Limitations on Asset-Based Sales

Charges' below.

                            ------------------------

     Each Class A, Class B, Class C and Class D share of a Fund will represent identical interests in the investment portfolio of the Fund and have the same rights, except that Class B, Class C and Class D shares bear the expenses of the ongoing account maintenance fee and Class B and Class C shares also bear the expenses of the ongoing distribution fee and the additional incremental transfer agency costs resulting from the deferred sales charge arrangement. Class B, Class C and Class D shares have exclusive voting rights with respect to the distribution plan adopted pursuant to Rule 12b-1 under the Investment Company Act applicable to each respective class. Each class also has different exchange privileges. The deferred sales charges that are imposed on Class B and Class C shares will be imposed directly and respectively against those classes and not against all assets of the Fund and, accordingly, such charges will not affect the net asset value of any other class or have any impact on investors choosing another sales charge option.

     The implementation of the Select Pricing System will not adversely affect the net asset value of a current shareholder's investment in the Fund. Outstanding shares will not be subject to any charge as a result of the reclassification. Two new and separate classes will be added, having no adverse effect on the shares that are issued and outstanding; however, the creation of Class D will provide a significant benefit to Class B shareholders as described herein.

     Exchange Privilege. As previously stated, investors who hold Class A shares of a Fund in an account will be entitled, subsequent to the Implementation Date, to purchase additional Class A shares of that Fund in that account only. Current Class A shareholders that do not qualify to purchase Class A shares under the Select Pricing System and wish to exchange their Class A shares for shares of a second Fund will receive Class A shares of that Fund only if such shareholder owned Class A shares of the second Fund on the date of the exchange. Otherwise, shareholders that do not qualify to purchase Class A shares under the Select Pricing System will receive Class D shares in exchange for Class A shares after the Implementation Date. Investors will have the right to exchange Class D shares for Class A shares of any Fund held in the account, provided that
                                       28

Class A shares of the Fund acquired in the exchange are held in the account at the time of the exchange.

     Class A and Class D shares also will be exchangeable for shares of certain money market funds specifically designated as available for exchange by holders of Class A or Class D shares. The period of time that Class A or Class D shares are held in a money market fund, however, will not count toward satisfaction of the holding period requirement for reduction of any CDSC imposed in connection with a reduced initial sales charge purchase.

     Class B and Class C shares will be exchangeable only with shares of the same class of other mutual funds advised by MLAM as well as certain money market funds specifically designated as available for exchange by holders of Class B or Class C shares. The period of time that Class B or Class C shares are held in a money market fund, however, will not count toward satisfaction of the holding period requirement for reduction of the CDSC for Class B or Class C shares or the Conversion Period for Class B shares.

     Right of Accumulation. Under the Select Pricing System, reduced sales charges will be applicable through a right of accumulation under which eligible investors are permitted to purchase Class A or Class D shares of a Fund at the offering price applicable to the total of (a) the dollar amount then being purchased plus (b) an amount equal to the then net asset value or cost, whichever is higher, of the purchaser's combined holdings of Class A and Class D shares of the Fund and of any other Fund with an initial sales charge for which MLFD is the distributor. Class B and Class C shares owned will not count toward this right of accumulation.

     Redesignation of Shares of Certain MLAM-Advised Funds. The following nine Funds currently offer Class A shares subject to an account maintenance fee:
Merrill Lynch Americas Income Fund, Inc., Merrill Lynch Adjustable Rate Securities Fund, Inc., Merrill Lynch Dragon Fund, Inc., Merrill Lynch Federal Securities Trust, Merrill Lynch Fundamental Growth Fund, Inc., Merrill Lynch Global SmallCap Fund, Inc., Merrill Lynch International Equity Fund, Merrill Lynch Latin America Fund, Inc. and Merrill Lynch Short-Term Global Income Fund, Inc. In order to continue the same sales charge and account maintenance fee arrangements on these Class A shares, on the Implementation Date, Class A shares of those Funds will be automatically redesignated Class D shares. Subsequent to the Implementation Date, reinvestment of dividends paid on these redesignated Class A shares will be in Class D shares.

     Outstanding Class B shares of Merrill Lynch Fundamental Growth Fund, Inc. ('Fundamental Growth'), which currently are subject to the same CDSC, account maintenance fee and distribution fee as Class C shares will be under the Select Pricing System, will be automatically redesignated Class C
                                       29
shares on the Implementation Date. Subsequent to the Implementation Date, reinvestment of dividends paid on these redesignated Class B shares of Fundamental Growth will be in Class C shares.

     Redesignation of shares of any Fund in connection with the implementation of the Select Pricing System will not be deemed a purchase or sale of the shares for Federal income tax purposes.

     Limitations on Asset-Based Sales Charges. Class B and Class C distribution fees are subject to the limitations on asset-based sales charges imposed by the NASD. As applicable to the Funds, the NASD rule limits the aggregate of distribution fee payments and CDSCs payable by a Fund to (1) 6.25% of eligible gross sales of Class B or Class C shares (defined to exclude shares issued pursuant to dividend reinvestments and exchanges) plus (2) interest on the unpaid balance at the prime rate plus 1% (the unpaid balance being the maximum amount payable minus amounts received from the payment of the distribution fee and the CDSC). The maximum allowable payments under the NASD rule is referred to as the 'NASD maximum'. Aggregate distribution fee payments on Class C shares will be limited in accordance with the NASD maximum.

     With respect to Class B shares, MLFD has agreed voluntarily to waive interest charges on the unpaid balance in excess of 0.50% of eligible gross sales. Consequently, the maximum amount payable to MLFD (referred to as the 'Class B voluntary maximum') is 6.75% of eligible gross sales. MLFD retains the right to stop waiving the interest charges at any time. To the extent payments would exceed the Class B voluntary maximum, in the case of Class B shares, or the NASD maximum, in the case of Class C shares, the Fund will not make further payments of the distribution fee and any CDSCs will be paid to the Fund rather than to MLFD; however, the Fund will continue to make payments of the account maintenance fee. In certain circumstances the amount payable pursuant to the Class B voluntary maximum may exceed the amount payable under the NASD formula. In such circumstances payments in excess of the amount payable under the NASD maximum will not be made.

PROPOSED CHARTER AMENDMENT

     On August   , 1994, the Board approved the Select Pricing System and a related amendment to the Fund's charter. The proposed amendment to the charter, among other things, will enable each Fund to institute the Class B to Class D automatic conversion feature which is integral to the implementation of the Select Pricing System. In addition, while the Fund's charter permits the Board to reclassify unissued shares into additional classes, the proposed amendment to the Fund's charter also will permit the Board to institute
                                       30
automatic conversion features with respect to all classes by reclassifying issued shares of the Fund into additional classes at a future date.

     Class B Retirement Plans. Certain shareholders of the Fund purchased Class B shares through retirement plans. These purchases qualified for a waiver of the CDSC normally imposed on purchases of Class B shares under exemptive orders and a no-action letter granted by the SEC. Retirement plans holding Class B shares purchased without a CDSC are herein referred to as 'Class B Retirement Plans'. Since these Class B shares were sold without a CDSC, there was heretofore no reason to track the length of time that such shares were held, and therefore Class B Retirement Plan shares cannot be converted to Class D shares in the same manner as other Class B shares.

     To ensure that both the Class B Retirement Plan shareholders and the other Class B shareholders are treated fairly under the Select Pricing System, the proposed charter amendment provides that rather than imposing the usual Class B Conversion Periods which apply to the shares, a ten-year Conversion Period will be applied to each Class B Retirement Plan. After the Implementation Date, the Class B Retirement Plans will continue to purchase Class B shares without a CDSC. When the first share purchased by a Class B Retirement Plan has been held for ten years (i.e., ten years from the date the relationship between the Funds and the plan was established), all Class B shares of all Funds held in that Class B Retirement Plan will be converted into Class D shares of the appropriate Funds. Subsequent to such conversion, that retirement plan will be sold Class D shares of the appropriate Funds.

     Text of Proposed Charter Amendment. Each Fund's state of organization is set forth in Exhibit A. With respect to the Funds that are Maryland corporations, the charter will be amended to add the following provision:

          The Board of Directors may classify and reclassify any issued shares of capital stock into one or more additional or other classes or series as may be established from time to time by setting or changing in any one or more respects the designations, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption of such shares of stock and pursuant to such classification or reclassification to increase or decrease the number of authorized shares of any existing class or series; provided, however, that any such classification or reclassification shall not substantially adversely affect the rights of holders of such issued shares. The Board's authority pursuant to this paragraph shall include, but not be limited to, the power to vary among all the holders of a particular class or series (a) the length of time shares must be held prior to reclassification to shares of another class or series (the 'Holding Period(s)'), (b) the manner in which the time for such Holding
                                       31

     Period(s) is determined and (c) the class or series into which the particular class or series is being reclassified; provided, however, that, subject to the first sentence of this section, with respect to holders of the Corporation's shares issued on or after the date of the Corporation's first effective prospectus which sets forth Holding Period(s) (the 'First Holding Period Prospectus'), the Holding Period(s), the manner in which the time for such Holding Period(s) is determined and the class or series into which the particular class or series is being reclassified shall be disclosed in the Corporation's prospectus or statement of additional information in effect at the time such shares, which are the subject of the reclassification, were issued; and provided, further, that, subject to the first sentence of this section, with respect to holders of the Corporation's Class B shares issued prior to the date of the Corporation's First Holding Period Prospectus, the Holding Period shall be ten (10) years for retirement plan (as recognized by the Internal Revenue Code of 1986, as amended from time to time) holders of issued Class B shares purchased without a contingent deferred sales charge (a 'CDSC-Waived Retirement Plan') and shall be the Holding Period set forth in the Corporation's First Holding Period Prospectus for all other holders of issued Class B shares; Class B shares held by a CDSC-Waived Retirement Plan shall be reclassified to Class D shares in the month following the month in which the first Class B share of any mutual fund advised by Merrill Lynch Asset Management, L.P., Fund Asset Management, L.P., or their affiliates or successors, held by such CDSC-Waived Retirement Plan has been held for the ten (10) year Holding Period established by the Corporation's Board of Directors for such CDSC-Waived Retirement Plan Class B shareholder; and the Class B shares of every shareholder other than CDSC-Waived Retirement Plans shall be reclassified to Class D shares in the month following the month in which such shares have been held for the Holding Period established by the

     Corporation's Board of Directors for shareholders other than CDSC-Wavied Retirement Plans in the Corporation's First Holding Period Prospectus.

     With respect to the Funds that are Massachusetts business trusts, the charters generally will be amended as follows (changes are underlined).

          For Merrill Lynch Municipal Series Trust and Merrill Lynch Strategic Dividend Fund, Section 6.2. and 6.1, respectively, will be amended by adding the following:

                    The Trustees may provide that shares of a class will be
               exchanged for shares of another class without any act or deed on the part of the holder of shares of the class being exchanged, whether or not shares of such class are issued and
                                       32
               outstanding, all on terms and conditions as the Trustees may specify. The Trustees may redesignate a class or series of shares of beneficial interest or a portion of a class or series of shares of beneficial interest whether or not shares of such class or series are issued and outstanding, provided that such redesignation does not substantially adversely affect the preference, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption of such shares of beneficial interest.

          For Merrill Lynch Municipal Series Trust and Merrill Lynch Strategic Dividend Fund, Section 6.3 and 6.2, respectively, will be amended as follows:

                    Rights of Shareholders. The ownership of the Trust Property of every description and the right to conduct any business hereinbefore described are vested exclusively in the Trustees, and the Shareholders shall have no interest therein other than the beneficial interest conferred by their Shares, and they shall have no right to call for any partition or division of any property, profits, rights or interests of the Trust nor can they be called upon to share or assume any losses of the Trust or suffer an assessment of any kind by virtue of their ownership of Shares. The Shares shall be personal property giving only the rights in this Declaration specifically set forth. The Shares shall not entitle the holder to preference, preemptive, appraisal, conversion or exchange rights (except for rights of appraisal specified in Section 11.4 and except as may be specified by the Trustees in connection with the division of shares into classes or the redesignation of classes or portions of classes in accordance with [Section 6.1 for Merrill Lynch Strategic Dividend Fund and Section 6.2 for Merrill Lynch Municipal Series Trust]).

          For each of Merrill Lynch Municipal Series Trust and Merrill Lynch

     Strategic Dividend Fund, Section 10.1 will be amended as follows:

                    10.1. Voting Powers. The Shareholders shall have power to
               vote (i) for the removal of Trustees as provided in [Section 2.2 for Merrill Lynch Municipal Series Trust and Section 2.3 for Merrill Lynch Strategic Dividend Fund]; (ii) with respect to any advisory or management contract as provided in Section 4.1; (iii) with respect to the amendment of this Declaration as provided in
               Section 11.3; (iv) with respect
                                       33
               to such additional matters relating to the Trust as may be required or authorized by the 1940 Act, the laws of the Commonwealth of Massachusetts or other applicable law or by this Declaration or the By-Laws of the Trust; and (v) with respect to such additional matters relating to the Trust as may be properly submitted for Shareholder approval. If the Shares of a Series shall be divided into classes as provided in Article VI hereof, the Shares of each class shall have identical voting rights except that the Trustees, in their discretion, may provide a class with exclusive voting rights with respect to matters related to expenses being borne solely by such class whether or not shares of such class are issued and outstanding.

     Implementation of the Select Pricing System is conditioned upon approval of the charter amendment by all shareholders of the Fund, voting as a single class, as well as by existing Class B shareholders, voting as a separate class. On
August   , 1994, the Board approved the proposed charter amendment. The Board recommends that the shareholders approve the charter amendment.

                                     * * *

                 OTHER PERTINENT INFORMATION REGARDING THE FUND

INFORMATION CONCERNING MLAM AND FAM

     Effective January 1, 1994, MLAM and FAM were reorganized as Delaware limited partnerships. Both MLAM and FAM are owned and controlled by ML & Co., and the general partner of both MLAM and FAM is Princeton Services, a wholly-owned subsidiary of ML & Co. The reorganization did not result in a change of management of either MLAM or FAM, in any of its personnel, or in an adverse change in its financial condition. Prior to the reorganization, MLAM (which was known as Merrill Lynch Investment Management, Inc. and which did business as Merrill Lynch Asset Management) and FAM (which was known as Fund Asset Management, Inc.) were Delaware corporations. MLAM was a wholly-owned subsidiary of ML & Co. and FAM was a wholly-owned subsidiary of MLAM.

     MLFD, an affiliate of MLAM and FAM, acts as distributor of the Fund's shares. MLAM, FAM, Princeton Services and MLFD are located at 800 Scudders Mill Road, Plainsboro, New Jersey 08536. ML & Co. is located at 250 Vesey Street, New York, New York 10281.

     MLAM and FAM act as the investment adviser to more than 100 registered investment companies. In addition, MLAM offers portfolio management and portfolio analysis services to individuals and institutions.

     The audited balance sheet of each of MLAM and FAM for the fiscal year ended December 31, 1993 is set forth in Exhibit B.

     Securities held by the Fund also may be held by or be appropriate investments for other funds or clients (collectively referred to as 'clients') for which MLAM or FAM acts as an adviser. Because of different investment objectives or other factors, a particular security may be bought for one or more clients when one or more clients are selling the security. If purchases or sales of securities for the Fund or other clients arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective clients in a manner deemed equitable to all by MLAM or FAM. To the extent that transactions on behalf of more than one client of MLAM or FAM during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

     The following table sets forth the name, title and principal occupation of the principal executive officer of MLAM and FAM and the directors of Princeton Services, the general partner of both MLAM and FAM.

        NAME*                    TITLE                PRINCIPAL OCCUPATION
- ---------------------  --------------------------  --------------------------
Arthur Zeikel........  President and Chief         President and Chief
                       Investment Officer of MLAM  Investment Officer of
                       and FAM and Director of     MLAM and FAM;
                       Princeton Services          Executive Vice
                                                   President of ML & Co.;
                                                   President of Princeton
                                                   Services
Terry K. Glenn.......  Executive Vice President    Executive Vice
                       of MLAM and FAM and         President of MLAM and
                       Director of Princeton       FAM; Executive Vice
                       Services                    President of Princeton
                                                   Services
Philip L. Kirstein...  Senior Vice President and   Senior Vice President
                       General Counsel of MLAM     and General Counsel
                       and FAM and Director of     of MLAM and FAM;
                       Princeton Services          Senior Vice President
                                                   of Princeton Services

                                                        (footnotes on next page)

(footnotes from previous page)

* Mr. Zeikel is presently a Board member of the Fund. The address of Messrs. Zeikel, Glenn and Kirstein is P.O. Box 9011, Princeton, New Jersey 08543-9011, which is also the address of MLAM and FAM.

TERMS OF INVESTMENT ADVISORY AGREEMENT

     The Investment Advisory Agreement provides that, subject to the direction of the Board, the Investment Adviser is responsible for the actual management of the Fund's portfolio and for the review of the Fund's holdings in light of its own research analysis and analyses from other relevant sources. The responsibility for making decisions to buy, sell or hold a particular security rests with the Investment Adviser, subject to review by the Board. The Investment Adviser provides the portfolio managers for the Fund who consider analyses from various sources (including brokerage firms with which the Fund does business), make the necessary investment decisions and place transactions accordingly. The Investment Adviser is also obligated to perform certain administrative and management services for the Fund and is obligated to provide all the office space, facilities, equipment and personnel necessary to perform its duties under the Investment Advisory Agreement.

     Investment Advisory Fee. The Investment Advisory Agreement provides that as compensation for its services to the Fund, the Investment Adviser receives from the Fund at the end of each month a fee calculated as an annual percentage of the Fund's average daily net assets (i.e., the average daily value of the total assets of the Fund minus the sum of accrued liabilities of the Fund). Information pertaining to the Fund's investment advisory fee is set forth in Exhibit A.

     Payment of Expenses. The Investment Advisory Agreement obligates the Investment Adviser to provide investment advisory services and to pay all compensation of and furnish office space for officers and employees of the Fund connected with the investment and economic research, trading and investment management of the Fund, as well as the fees of all Board members of the Fund who are affiliated persons of the Investment Adviser or any of its affiliates. The Fund pays all other expenses incurred in its operation, including, among other things, expenses for legal and auditing services; taxes; costs of printing proxies, stock certificates and shareholder reports; charges of the custodian and transfer agent, dividend disbursing agent and registrar fees; SEC fees; fees and expenses of unaffiliated Board members; accounting and pricing costs; insurance; interest; brokerage costs; litigation and other extraordinary or non-recurring expenses; mailing and other expenses properly payable by the Fund.

     Accounting services are provided to the Fund by the Investment Adviser, and the Fund reimburses the Investment Adviser for its costs in
                                       36
connection with such services. Information with respect to such reimbursement is set forth in Exhibit A.

     California imposes limitations on the expenses of those Funds whose shares are registered or qualified for sale in California. At the date of this proxy statement, these annual expense limitations require that the Investment Adviser reimburse the Fund in an amount necessary to prevent the aggregate ordinary operating expenses (excluding taxes, brokerage fees and commissions, distribution fees and extraordinary charges such as litigation costs) from exceeding in any fiscal year 2.5% of the Fund's first $30 million of average net assets, 2.0% of the next $70 million and 1.5% of the remaining average net assets. The Investment Adviser's obligation to reimburse the Fund is limited to the amount of the investment advisory fee. No payment will be made to the Investment Adviser during any fiscal year which will cause expenses to exceed the most restrictive expense limitation at the time of such payment. Additional information with respect to the Fund's reimbursement pursuant to such expense limitations, if any, is set forth in Exhibit A.

     Duration and Termination. The Investment Advisory Agreement will continue in effect from year to year if approved annually (a) by the Board or by a majority of the outstanding shares of the Fund and (b) by a majority of the Board members who are not parties to such agreement or interested persons (as defined in the Investment Company Act) of any such party. Such agreement is not assignable and may be terminated without penalty on 60 days' written notice at the option of either party thereto or by the vote of the shareholders of the Fund.

PORTFOLIO TRANSACTIONS AND BROKERAGE

     Subject to policies established by the Board, the Investment Adviser is primarily responsible for the execution of each Fund's portfolio transactions and the allocation of brokerage. In executing such transactions, the Investment Adviser seeks to obtain the best results for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm involved and the firm's risk in positioning a block of securities. While the Investment Adviser generally seeks reasonably competitive commission rates, the Fund does not necessarily pay the lowest commission or spread available.

     The Fund has no obligation to deal with any broker or group of brokers in the execution of transactions in portfolio securities. Subject to obtaining the best price and execution, brokers or dealers who provided supplemental investment research (such as information concerning money market securities, economic data and market forecasts) to the Investment Adviser,
                                       37
including Merrill Lynch, may receive orders for transactions by the Fund. Information so received will be in addition to and not in lieu of the services required to be performed by the Investment Adviser under the Investment Advisory Agreement, and the expenses of the Investment Adviser will not necessarily be reduced as a result of the receipt of such supplemental information.


     Each Fund invests in securities traded in the over-the-counter markets, and where possible, deals directly with dealers who make markets in the securities involved, except in those circumstances where better prices and execution are available elsewhere. Under the Investment Company Act, except as permitted by exemptive order, persons affiliated with a Fund are prohibited from dealing with the Fund as principal in the purchase and sale of securities. Since transactions in the over-the-counter market usually involve transactions with dealers acting as principal for their own account, a Fund will not deal with affiliated persons, including Merrill Lynch and its affiliates, in connection with such transactions except that pursuant to an exemptive order, obtained by the Investment Adviser, certain Funds may engage in principal transactions with Merrill Lynch in high-quality short-term, tax-exempt securities. For information about transactions with and brokerage commissions paid to Merrill Lynch see Exhibit A.

     The Board has considered the possibility of recapturing for the benefit of the Fund brokerage commissions, dealer spreads and other expenses of possible portfolio transactions, such as underwriting commissions, by conducting portfolio transactions through affiliated entities, including Merrill Lynch. For example, brokerage commissions received by Merrill Lynch could be offset against the investment advisory fee paid by the Fund to the Investment Adviser. After considering all factors deemed relevant, the Board members made a determination not to seek such recapture. The Board members will reconsider this matter from time to time.

ADDITIONAL INFORMATION

     The expenses of preparation, printing and mailing by the Fund of the proxy materials in connection with the matters to be considered at the meeting will be borne by the Fund. The Fund will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the shares of the Fund. The Fund also may hire proxy solicitors at the expense of the Fund.

     The proposal to elect the Fund's Board (Proposal 1) for each of Merrill Lynch Corporate Bond Fund, Inc. and Merrill Lynch Municipal Bond Fund, Inc. may be approved by a plurality of the votes cast by each Fund's shareholders, voting in person or by proxy, at a meeting at which a quorum is duly constituted. For each of Merrill Lynch Fund for Tomorrow, Inc., Merrill
                                       38

Lynch Global Utility, Inc. and Merrill Lynch Utility Income Fund, Inc. (together with Merrill Lynch Corporate Bond Fund, Inc. and Merrill Lynch Municipal Bond Fund, Inc., the 'Maryland Corporations'), Proposal 1 may be approved by a majority of the votes cast by each Fund's shareholders, voting in person or by proxy, at a meeting at which a quorum is duly constituted. Proposal 1 for each of Merrill Lynch Municipal Series Trust and Merrill Lynch Strategic Dividend Fund (together, the 'Massachusetts business trusts') may be approved by the affirmative vote of a majority of each Fund's shares represented at the Meeting at which a quorum is duly constituted.


     The proposal to ratify the selection of the Fund's independent auditors (Proposal 2) for each of the Maryland Corporations may be approved by a majority of the votes cast by the Fund's shareholders, voting in person or by proxy, at a meeting at which a quorum is duly constituted and for the Massachusetts business trusts, may be approved by a majority of the votes of the Fund's shareholders represented at a meeting at which a quorum is duly constituted.

     The proposal to amend the fundamental investment restrictions of the Fund (Proposal 3) requires the affirmative vote of the lesser of (i) 67% of the shares represented at the Meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares.

     The proposal to amend the Fund's charter (Proposal 4) must be approved by the affirmative vote of (i) at least 66 2/3% of the outstanding shares of the Fund for Merrill Lynch Corporate Bond Fund, Inc., or (ii) a majority of the outstanding shares of the Fund for all other Funds covered by this proxy statement. The charter amendment also must be approved separately by the affirmative vote of the outstanding Class B shares of the Fund in the same percentages as set forth in (i) and (ii) immediately above.

     In order to obtain the necessary quorum at the Meeting, supplementary solicitation may be made by mail, telephone, telegraph or personal interview by officers of the Fund. It is anticipated that the cost of such supplementary solicitation, if any, will be nominal. For Merrill Lynch Corporate Bond Fund, Inc., Merrill Lynch Fund for Tomorrow, Inc., Merrill Lynch Global Utility Fund, Inc. and Merrill Lynch Municipal Bond Fund, Inc., a quorum consists of a majority of the shares entitled to vote at the Meeting, present in person or by proxy; for Merrill Lynch Municipal Series Trust, Merrill Lynch Strategic Dividend Fund and Merrill Lynch Utility Income Fund, Inc., a quorum consists of 33 1/3% of the shares entitled to vote at the Meeting, present in person or by proxy. Class B quorum requirements for the separate Class B vote on Proposal 4 will be identical to the overall quorum requirements for each Fund.

     All shares represented by properly executed proxies, unless such proxies have previously been revoked, will be voted at the Meeting in accordance with the directions on the proxies; if no direction is indicated, the shares will be voted 'FOR' the Board member nominees, 'FOR' the ratification of the independent auditors, 'FOR' the amendments to the fundamental investment restrictions of the Fund and 'FOR' the charter amendment.

     With respect to each Fund whose fiscal year ended subsequent to June 30, 1994, the Board represents that there has been no material adverse change in the financial operations of the Fund since the date of the unaudited financial statements contained in the Fund's most recent semi-annual report. Also, with respect to each Fund whose fiscal year ended subsequent to June 30, 1994, shares will not be voted for Proposal 1 unless the Fund has received a certificate from its President, dated the Meeting Date, that, to his knowledge, there has been no material adverse change in the Fund's financial operations since the date of the unaudited financial statements included in the Fund's most recent semi-annual report, unless such material adverse change has been disclosed to shareholders in additional proxy material. If you wish to receive a copy of the Fund's most recent annual report and any semi-annual report, without charge, please call 1-609-282-2800 and one will be sent to you.

     Broker-dealer firms, including Merrill Lynch, holding Fund shares in 'street name' for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on each Proposal before the Meeting. The Fund understands that, under the rules of the New York Stock Exchange, such broker-dealer firms may, without instructions from their customers and clients, grant authority to the proxies designated to vote on the election of Board members (Proposal 1), the ratification of the selection of independent auditors (Proposal 2) and the proposed charter amendment (Proposal 4) if no instructions have been received prior to the date specified in the broker-dealer firm's request for voting instructions. Broker-dealer firms, including Merrill Lynch, will not be permitted to grant voting authority without instructions with respect to the amendments to the fundamental investment restrictions (Proposal 3). The Fund will include shares held of record by broker-dealers as to which such authority has been granted in its tabulation of the total number of votes present for purposes of determining whether the necessary quorum of shareholders exists. Proxies which are returned but which are marked 'abstain' or on which a broker-dealer has declined to vote on any proposal ('broker non-votes') will be counted as present for the purposes of a quorum. Merrill Lynch has advised the Fund that it intends to exercise discretion over shares held in its name for which no instructions have been received by voting such shares on Proposals 1, 2 and 4 in the same proportion as it has voted shares for which it has received instructions. However,
                                       40
abstentions and broker non-votes will not be counted as votes cast. Abstentions and broker non-votes will not have an effect on the vote on Proposals 1 and 2 (in the case of Maryland corporations) or on Proposal 1 only (in the case of Massachusetts business trusts); however, abstentions and broker non-votes will have the same effect as a vote against Proposals 3 and 4 (in the case of Maryland corporations) or Proposals 2, 3 and 4 (in the case of Massachusetts business trusts).

     With respect to Funds organized in Massachusetts: The charter, which is on file with the Secretary of State of the Commonwealth of Massachusetts, provides that the name of the Fund refers to the Board members under the charter collectively as Board members, but not as individuals or personally; and no Board member, shareholder, officer, employee or agent of the Fund shall be held to any personal liability, nor shall resort be had to their private property for the satisfaction of any obligation or claim of the Fund but the Fund Estate only shall be liable.

MEETINGS OF SHAREHOLDERS

     The Fund's charter does not require that the Fund hold an annual meeting of shareholders. The Fund will be required, however, to call special meetings of shareholders in accordance with the requirements of the Investment Company Act to seek approval of new management and advisory arrangements or of a change in the fundamental policies, objectives or restrictions of the Fund. The Fund also would be required to hold a special shareholders' meeting to elect new Board members at such time as less than a majority of the Board members holding office have been elected by shareholders. The charters or by-laws of the Funds provide for the calling of shareholders' meetings as follows: (i) at the request of 10% of the outstanding shares of Merrill Lynch Corporate Bond Fund, Inc., Merrill Lynch Municipal Bond Fund, Inc., Merrill Lynch Municipal Series Trust, Merrill Lynch Strategic Dividend Fund and Merrill Lynch Utility Income Fund, Inc., or
(ii) by the written request of the holders of shares of Merrill Lynch Fund for Tomorrow, Inc. and Merrill Lynch Global Utility Fund, Inc., entitled to vote at such meeting, or by a majority of the Board members.

                                       By Order of the Board
                                       SUSAN B. BAKER
                                       MARK B. GOLDFUS
                                       ROBERT HARRIS
                                       MICHAEL J. HENNEWINKEL
                                       THOMAS D. JONES, III
                                       PATRICK D. SWEENEY
                                       Secretaries of the Funds

Dated: August 10, 1994

                                                                       EXHIBIT A

                      INFORMATION PERTAINING TO EACH FUND
 GENERAL INFORMATION PERTAINING TO THE FUNDS

                                                        DEFINED TERM USED     FISCAL       STATE OF
                               FUND                     IN EXHIBIT A         YEAR END    ORGANIZATION    MEETING TIME
 Merrill Lynch Corporate Bond Fund, Inc.*               Corporate Bond          9/30          MD          12:00p.m.
 Merrill Lynch Fund For Tomorrow, Inc.                  Fund For Tomorrow       1/31          MD           2:00p.m.
 Merrill Lynch Global Utility Fund, Inc.                Global Utility         11/30          MD          11:00a.m.
 Merrill Lynch Municipal Bond Fund, Inc.**              Municipal Bond          6/30          MD           3:30p.m.
 Merrill Lynch Municipal Series Trust--                                        10/31          MA          11:30a.m.
   Merrill Lynch Municipal Intermediate Term Fund       Municipal
                                                        Intermediate
 Merrill Lynch Strategic Dividend Fund                  Strategic Dividend      7/31          MA           3:00p.m.
 Merrill Lynch Utility Income Fund, Inc.                Utility Income          8/31          MD           2:30p.m.

 * Consists of three separate Portfolios: High Income Portfolio, Investment Grade Portfolio, and Intermediate Term Portfolio
** Consists of three separate Portfolios: Insured Portfolio, Limited Maturity
   Portfolio, and National Portfolio


                                   SHARES OUTSTANDING AS OF THE RECORD DATE
              FUND                   CLASS A                      CLASS B
 Corporate Bond
    High Income Portfolio
    Investment Grade Portfolio
    Intermediate Term Portfolio
 Fund For Tomorrow
 Global Utility
 Municipal Bond
    Insured Portfolio
    Limited Maturity Portfolio
    National Portfolio
 Municipal Intermediate
 Strategic Dividend
 Utility Income

 INFORMATION PERTAINING TO OFFICERS AND BOARD MEMBERS

                                                 YEAR IN WHICH EACH NOMINEE BECAME A MEMBER OF THE BOARD
            FUND                  FORBES        MONTGOMERY        REILLY           RYAN            WEST           ZEIKEL
Corporate Bond                     1977             --             1991            1992            1981            1977
Fund For Tommorow                  1984             --             1990            1992            1984            1984
Global Utility                     1990             --             1990            1992            1990            1990
Municipal Bond                     1977             --             1991            1992            1981            1977
Municipal Intermediate             1986             --             1990            1992            1986            1986
Strategic Dividend                 1987             --             1990            1992            1987            1987
Utility Income                     1993            1993            1993            1993            1993            1993

     Set forth in the table below is information regarding board and committee meetings held and compensation paid to Independent Board members during each Fund's most recently completed fiscal year.

                                           BOARD                         AUDIT AND NOMINATING COMMITTEE
                                           ANNUAL     PER MEETING                    ANNUAL       CHAIRMAN
                           # MEETINGS       FEE           FEE        # MEETINGS       FEE        ANNUAL FEE
          FUND                HELD          ($)           ($)           HELD          ($)           ($)
Corporate Bond                 4           4,000          800            4           2,000         1,000
Fund For Tommorow              4           1,000          400            4           1,000         1,000
Global Utility                 4           1,000          400            4           1,000         1,000
Municipal Bond                 4           3,000          850            4           2,000         1,000
Municipal Intermediate         4            800           400            4            500          1,000
Strategic Dividend             4           1,000          400            4           1,000         1,000
Utility Income                 4           2,000          400            4           1,000         1,000


                             AGGREGATE FEES AND
                                  EXPENSES
          FUND                      ($)
Corporate Bond                     41,834
Fund For Tommorow                  31,896
Global Utility                     31,371
Municipal Bond                     48,135
Municipal Intermediate             11,547
Strategic Dividend                 27,010
Utility Income                     9,802*

* From October 29, 1993[February 28, 1994].
                                  A-2

Set forth in the table below is information regarding stock ownership by the nominees as of July 29, 1994

                           FUND                               FORBES     MONTGOMERY    REILLY      RYAN         WEST
Corporate Bond
  High Income Portfolio--Class A                              921.464       --           --       741.974        --
  High Income Portfolio--Class B                              928.649       --           --         --           --
  Investment Grade Portfolio--Class A                           --          --           --         --           --
  Investment Grade Portfolio--Class B                           --          --           --         --           --
  Intermediate Term Portfolio--Class A                          --          --        12,000.728    --           --
  Intermediate Term Portfolio--Class B                          --          --        11,883.736    --           --
Fund For Tomorrow--Class A                                      --          --           --         --           --
Fund For Tomorrow--Class B                                      --          --           --         --           --
Global Utility--Class A                                         --          --           --       502.395        --
Global Utility--Class B                                         --          --           --         --           --
Municipal Bond
  Insured Portfolio--Class A                                    --          --           --         --           --
  Insured Portfolio--Class B                                    --          --           --         --           --
  Limited Maturity Portfolio--Class A                           --          --           --         --           --
  Limited Maturity Portfolio--Class B                           --          --           --         --           --
  National Portfolio--Class A                                   --          --           --         --       20,698.511
  National Portfolio--Class B                                   --          --        26,660.286    --       10,751.549
Municipal Intermediate--Class A                                 --          --           --         --           --
Municipal Intermediate--Class B                                 --          --           --         --           --
Strategic Dividend--Class A                                   114.642       --           --         --           --
Strategic Dividend--Class B                                   117.301       --           --         --           --
Utility Income--Class A                                         --          --           --         --           --
Utility Income--Class B                                         --          --           --         --           --

                           FUND                                ZEIKEL

Corporate Bond
  High Income Portfolio--Class A                               649.969
  High Income Portfolio--Class B                                 --
  Investment Grade Portfolio--Class A                            --
  Investment Grade Portfolio--Class B                            --
  Intermediate Term Portfolio--Class A                           --
  Intermediate Term Portfolio--Class B                           --
Fund For Tomorrow--Class A                                       --
Fund For Tomorrow--Class B                                       --
Global Utility--Class A                                        230.373
Global Utility--Class B                                          --
Municipal Bond
  Insured Portfolio--Class A                                     --
  Insured Portfolio--Class B                                     --
  Limited Maturity Portfolio--Class A                        281,412.603
  Limited Maturity Portfolio--Class B                            --
  National Portfolio--Class A                                    --
  National Portfolio--Class B                                    --
Municipal Intermediate--Class A                                  --
Municipal Intermediate--Class B                                  --
Strategic Dividend--Class A                                   4,497.341
Strategic Dividend--Class B                                    358.933
Utility Income--Class A                                          --
Utility Income--Class B                                          --

     Set forth in the table below are the officers of all of the Funds; specific officers of each Fund are indicated according to the year in which he or she became an officer.

                                                    Officer Information
                                                                                          Officer Since


                    Name and                                           Corporate  Fund for  Global  Municipal   Municipal
                    Biography                     Age      Office        Bond     Tomorrow  Utility   Bond     Intermediate
Arthur Zeikel ................................... 62      President     1978       1984     1990     1977        1986
 President of MLAM since 1977 and Chief
 Investment Officer since 1976; President and
 Chief Investment Officer of FAM since 1977;
 President and Director of Princeton Services
 since 1993; Executive Vice President of ML & Co.
 since 1990; Executive Vice President of Merrill
 Lynch since 1990 and Senior Vice President from
 1985 to 1990; Director of MLFD.
Terry K. Glenn .................................. 53      Executive     1986       1986     1990     1983        1986
 Executive Vice President of MLAM and FAM since        Vice President
 1983; Executive Vice President and Director of
 Princeton Services since 1993; President of MLFD

 since 1986 and Director since 1991; President of
 Princeton Administrators, L.P. since 1988.
Gerald M. Richard ............................... 45      Treasurer     1984       1984     1990     1984        1986
 Senior Vice President and Treasurer of MLAM and
 FAM since 1984; Senior Vice President and
 Treasurer of Princeton Services since 1993;
 Treasurer of MLFD since 1984 and Vice President
 since 1981.
Vincent R. Giordano  ............................ 49     Senior Vice     --         --       --      1981        1986
 Portfolio Manager of FAM and MLAM since 1977 and         President
 Senior Vice President of FAM and MLAM since
 1984; Vice President of MLAM from 1980 to 1984;
 Senior Vice President of Princeton Services
 since 1993.

                    Name and                       Strategic Utility
                    Biography                      Dividend  Income
Arthur Zeikel ...................................   1987     1993
 President of MLAM since 1977 and Chief
 Investment Officer since 1976; President and
 Chief Investment Officer of FAM since 1977;
 President and Director of Princeton Services
 since 1993; Executive Vice President of ML & Co.
 since 1990; Executive Vice President of Merrill
 Lynch since 1990 and Senior Vice President from
 1985 to 1990; Director of MLFD.
Terry K. Glenn ..................................   1987     1993
 Executive Vice President of MLAM and FAM since
 1983; Executive Vice President and Director of
 Princeton Services since 1993; President of MLFD
 since 1986 and Director since 1991; President of
 Princeton Administrators, L.P. since 1988.
Gerald M. Richard ...............................   1987     1993
 Senior Vice President and Treasurer of MLAM and
 FAM since 1984; Senior Vice President and
 Treasurer of Princeton Services since 1993;
 Treasurer of MLFD since 1984 and Vice President
 since 1981.
Vincent R. Giordano  ............................    --       --
 Portfolio Manager of FAM and MLAM since 1977 and
 Senior Vice President of FAM and MLAM since
 1984; Vice President of MLAM from 1980 to 1984;
 Senior Vice President of Princeton Services
 since 1993.

                                                    Officer Information

                                                                                          Officer Since
                    Name and                                           Corporate  Fund for  Global  Municipal   Municipal
                    Biography                     Age      Office        Bond     Tomorrow  Utility   Bond     Intermediate
Norman R. Harvey ................................ 61     Senior Vice     --        1984     1990      --          --
 Senior Vice President of MLAM and FAM since              President
 1982; Senior Vice President of Princeton
 Services since 1993.
N. John Hewitt .................................. 59     Senior Vice    1993        --       --      1981         --
 Senior Vice President of MLAM and FAM since              President
 1976; Manager of the Fixed Income Mutual Fund
 and Insurance Portfolio Groups of MLAM since
 1980; Senior Vice President of Princeton
 Services since 1993.
Donald C. Burke ................................. 34   Vice President   1993       1993     1993     1993        1993
 Vice President and Director of Taxation of MLAM
 since 1990; Employee of Deloitte & Touche from
 1982 to 1990.
Vincent P. DiLeo ................................ 55   Vice President    --        1984      --       --          --
 Portfolio manager of MLAM since 1984.
Jay C. Harbeck .................................. 59   Vice President   1992        --       --       --          --
 Vice President of MLAM since 1986.
Kenneth A. Jacob ................................ 43   Vice President    --         --       --      1982        1986
 Vice President of FAM and MLAM since 1984.
Vincent T. Lathbury, III ........................ 53   Vice President   1982        --       --       --          --
 President and Portfolio Manager of FAM and MLAM
 since 1982; Vice President and Manager of Bond
 Department of INA Capital Management, Inc. from
 1979 to 1982.
Walter D. Rogers ................................ 51   Vice President    --         --      1990      --          --
 Vice President of MLAM since 1987; Vice
 President of Continental Insurance Asset
 Management from 1984 to 1987.

                    Name and                       Strategic Utility
                    Biography                      Dividend  Income
Norman R. Harvey ................................   1987     1993
 Senior Vice President of MLAM and FAM since
 1982; Senior Vice President of Princeton
 Services since 1993.
N. John Hewitt ..................................    --       --
 Senior Vice President of MLAM and FAM since
 1976; Manager of the Fixed Income Mutual Fund
 and Insurance Portfolio Groups of MLAM since
 1980; Senior Vice President of Princeton
 Services since 1993.
Donald C. Burke .................................   1993     1993
 Vice President and Director of Taxation of MLAM
 since 1990; Employee of Deloitte & Touche from
 1982 to 1990.
Vincent P. DiLeo ................................    --       --
 Portfolio manager of MLAM since 1984.

Jay C. Harbeck ..................................    --       --
 Vice President of MLAM since 1986.
Kenneth A. Jacob ................................    --       --
 Vice President of FAM and MLAM since 1984.
Vincent T. Lathbury, III ........................    --       --
 President and Portfolio Manager of FAM and MLAM
 since 1982; Vice President and Manager of Bond
 Department of INA Capital Management, Inc. from
 1979 to 1982.
Walter D. Rogers ................................   1987     1993
 Vice President of MLAM since 1987; Vice
 President of Continental Insurance Asset
 Management from 1984 to 1987.

                                                    Officer Information
                                                                                          Officer Since
                    Name and                                           Corporate  Fund for  Global  Municipal   Municipal
                    Biography                     Age      Office        Bond     Tomorrow  Utility   Bond     Intermediate
Frederick K. Stuebe ............................. 43   Vice President    --         --       --       --         1990
 Vice President of MLAM and FAM and their
 predecessors since 1989 and Vice President of
 Old Republic Insurance Company from 1985 to
 1989.
Susan B. Baker .................................. 36      Secretary      --        1990      --       --         1991
 Vice President of MLAM since 1993; attorney
 associated with MLAM since 1987; attorney in
 private practice from 1985 to 1987.
Mark B. Goldfus ................................. 47      Secretary      --         --       --      1985         --
 Vice President of MLAM and FAM since 1985.
Robert Harris ................................... 42      Secretary      --         --       --       --          --
 Vice President of MLAM since 1984; Secretary of
 MLFD since 1982.
Michael J. Hennewinkel .......................... 42      Secretary     1985        --       --       --          --
 Vice President of MLAM since 1985 and attorney
 associated with the Investment Adviser and MLAM
 since 1982.
Thomas D. Jones, III ............................ 29      Secretary      --         --       --       --          --
 Attorney with MLAM since 1992; Lawyer in private
 practice from 1990 to 1992; student prior
 thereto.
Patrick D. Sweeney .............................. 40      Secretary      --         --      1990      --          --
 Vice President of MLAM since 1990; Vice
 President and Associate Counsel of Security
 Pacific Merchant Bank from 1988 to 1990; Lawyer
 in private practice from 1981 to 1988.


                    Name and                       Strategic Utility
                    Biography                      Dividend  Income
Frederick K. Stuebe .............................    --       --
 Vice President of MLAM and FAM and their
 predecessors since 1989 and Vice President of
 Old Republic Insurance Company from 1985 to
 1989.
Susan B. Baker ..................................    --       --
 Vice President of MLAM since 1993; attorney
 associated with MLAM since 1987; attorney in
 private practice from 1985 to 1987.
Mark B. Goldfus .................................    --       --
 Vice President of MLAM and FAM since 1985.
Robert Harris ...................................   1987      --
 Vice President of MLAM since 1984; Secretary of
 MLFD since 1982.
Michael J. Hennewinkel ..........................    --       --
 Vice President of MLAM since 1985 and attorney
 associated with the Investment Adviser and MLAM
 since 1982.
Thomas D. Jones, III ............................    --      1993
 Attorney with MLAM since 1992; Lawyer in private
 practice from 1990 to 1992; student prior
 thereto.
Patrick D. Sweeney ..............................    --       --
 Vice President of MLAM since 1990; Vice
 President and Associate Counsel of Security
 Pacific Merchant Bank from 1988 to 1990; Lawyer
 in private practice from 1981 to 1988.

 INFORMATION PERTAINING TO THE SELECT PRICING SYSTEM

                                 SALES CHARGES
For Fund For Tomorrow, Strategic Dividend:

          DUAL DISTRIBUTION                                            SELECT PRICING
CLASS A             CLASS B                 CLASS A                 CLASS B                       CLASS C
Maximum    4.0% CDSC during the first   Maximum 5.25%**    4.0% CDSC during the first    1.0% CDSC during the first
 6.5%*       year, decreasing 1.0%                           year, decreasing 1.0%        year, decreasing to 0.0%
           annually to 0.0% after the                      annually to 0.0% after the       after the first year
                  fourth year                                     fourth year

SELECT PRICING
CLASS D
Maximum 5.25%**


 * 6.5% for purchases less than $10,000; 6.0% for purchases between $10,000 and $25,000; 5.0% for purchases between $25,000 and $50,000; 4.0% for purchases between $50,000 and $100,000; 3.0% for purchases between $100,000 and $250,000; 2.0% for purchases between $250,000 and $1,000,000; .75% for purchases of $1,000,000 and greater.
** 4.75% for purchases between $25,000 and $50,000; 4.0% for purchases between $50,000 and $100,000; 3.0% for purchases between $100,000 and $250,000; 2.0%
   for purchases between $250,000 and $1,000,000; 0% for purchases of $1,000,000 and greater.

For Global Utility, Utility Income:

          DUAL DISTRIBUTION                                            SELECT PRICING
CLASS A             CLASS B                 CLASS A                 CLASS B                       CLASS C
Maximum    4.0% CDSC during the first    Maximum 4.0%**    4.0% CDSC during the first    1.0% CDSC during the first
 6.5%*       year, decreasing 1.0%                           year, decreasing 1.0%        year, decreasing to 0.0%
           annually to 0.0% after the                      annually to 0.0% after the       after the first year
                  fourth year                                     fourth year

SELECT PRICING
CLASS D
Maximum 4.0%**

 * 6.5% for purchases less than $10,000; 6.0% for purchases between $10,000 and $25,000; 5.0% for purchases between $25,000 and $50,000; 4.0% for purchases between $50,000 and $100,000; 3.0% for purchases between $100,000 and $250,000; 2.0% for purchases between $250,000 and $1,000,000; .75% for purchases of $1,000,000 and greater.
** 3.75% for purchases between $25,000 and $50,000; 3.25% for purchases between $50,000 and $100,000; 2.5% for purchases between $100,000 and $250,000; 1.5%
   for purchases between $250,000 and $1,000,000; 0% for purchases of $1,000,000 and greater.

For Municipal Intermediate:

          DUAL DISTRIBUTION                                            SELECT PRICING
CLASS A             CLASS B                 CLASS A                 CLASS B                       CLASS C
Maximum    2.0% CDSC during the first    Maximum 1.0%**    1.0% CDSC during the first    1.0% CDSC during the first
 2.0%*       year, decreasing 0.50%                         year, decreasing to 0.0%      year, decreasing to 0.0%
           annually to 0.0% after the                         after the first year          after the first year
                  fourth year

SELECT PRICING

CLASS D
Maximum 1.0%**

 * 2.0% for purchases less than $100,000; 1.5% for purchases between $100,000 and $500,000; 1.0% for purchases between $500,000 and $1,000,000; .50% for purchases of $1,000,000 and greater.
** .75% for purchases between $100,000 and $250,000; .50% for purchases between $250,000 and $500,000; .30% for purchases between $500,000 and $1,000,000; 0%
   for purchases of $1,000,000 and greater.

For Corporate Bond (High Income Portfolio and Investment Grade Portfolio):

          DUAL DISTRIBUTION                                            SELECT PRICING
CLASS A             CLASS B                 CLASS A                 CLASS B                       CLASS C
Maximum    4.0% CDSC during the first    Maximum 4.0%**    4.0% CDSC during the first    1.0% CDSC during the first
 4.0%*       year, decreasing 1.0%                           year, decreasing 1.0%        year, decreasing to 0.0%
           annually to 0.0% after the                      annually to 0.0% after the       after the first year
                  fourth year                                     fourth year

SELECT PRICING
CLASS D
Maximum 4.0%**

 * 4.0% for purchases less than $50,000; 3.5% for purchases between $50,000 and $100,000; 3.0% for purchases between $100,000 and $250,000; 2.5% for purchases between $250,000 and $500,000; 2.0% for purchases between $500,000 and $750,000; 1.5% for purchases between $750,000 and $1,000,000; 1.0% for purchases between $1,000,000 and $2,500,000; .50% for purchases of $2,500,000 and greater.
** 3.75% for purchases between $25,000 and $50,000; 3.25% for purchases between $50,000 and $100,000; 2.5% for purchases between $100,000 and $250,000; 1.5%
   for purchases between $250,000 and $1,000,000; 0% for purchases of $1,000,000 and greater.

For Corporate Bond (Intermediate Term Portfolio):

          DUAL DISTRIBUTION                                            SELECT PRICING
CLASS A             CLASS B                 CLASS A                 CLASS B                       CLASS C
Maximum    2.0% CDSC during the first    Maximum 1.0%**    1.0% CDSC during the first    1.0% CDSC during the first
 2.0%*       year, decreasing 0.50%                         year, decreasing to 0.0%      year, decreasing to 0.0%
           annually to 0.0% after the                         after the first year          after the first year
                  fourth year


SELECT PRICING
CLASS D
Maximum 1.0%**

 * 2.0% for purchases less than $100,000; 1.5% for purchases between $100,000 and $500,000; 1.0% for purchases between $500,000 and $1,000,000; .50% for purchases of $1,000,000 and greater.
** .75% for purchases between $100,000 and $250,000; .50% for purchases between $250,000 and $500,000; .30% for purchases between $500,000 and $1,000,000; 0%
   for purchases of $1,000,000 and greater.

For Municipal Bond (Insured Portfolio and National Portfolio):

          DUAL DISTRIBUTION                                            SELECT PRICING
CLASS A             CLASS B                 CLASS A                 CLASS B                       CLASS C
Maximum    4.0% CDSC during the first    Maximum 4.0%**    4.0% CDSC during the first    1.0% CDSC during the first
 4.0%*       year, decreasing 1.0%                           year, decreasing 1.0%        year, decreasing to 0.0%
           annually to 0.0% after the                      annually to 0.0% after the       after the first year
                  fourth year                                     fourth year

SELECT PRICING
CLASS D
Maximum 4.0%**

 * 4.0% for purchases less than $25,000; 3.75% for purchases between $25,000 and $50,000; 3.25% for purchases between $50,000 and $100,000; 2.5% for purchases between $100,000 and $250,000; 1.5% for purchases between $250,000 and $1,000,000; .50% for purchases of $1,000,000 and greater.
** 3.75% for purchases between $25,000 and $50,000; 3.25% for purchases between $50,000 and $100,000; 2.5% for purchases between $100,000 and $250,000; 1.5%
   for purchases between $250,000 and $1,000,000; 0% for purchases of $1,000,000 and greater.

For Municipal Bond (Limited Maturity Portfolio):

          DUAL DISTRIBUTION                                            SELECT PRICING
CLASS A             CLASS B                 CLASS A                 CLASS B                       CLASS C
Maximum    1.0% CDSC during the first    Maximum 1.0%**    1.0% CDSC during the first    1.0% CDSC during the first
 0.75%*     year, decreasing to 0.0%                        year, decreasing to 0.0%      year, decreasing to 0.0%
              after the first year                            after the first year          after the first year

SELECT PRICING

CLASS D
Maximum 1.0%**

 * .75% for purchases of less than $25,000; .50% for purchases between $25,000 and $100,000; .40% for purchases between $100,000 and $500,000; .30% for purchases between $500,000 and $1,000,000; .20% for purchases of $1,000,000 and greater.
** .75% for purchases between $100,000 and $250,000; .50% for purchases between $250,000 and $500,000; .30% for purchases between $500,000 and $1,000,000; 0%
   for purchases of $1,000,000 and greater.

                   DISTRIBUTION AND ACCOUNT MAINTENANCE FEES
                    (AS A PERCENTAGE OF AVERAGE NET ASSETS)
For Municipal Intermediate:

           DUAL DISTRIBUTION                                                SELECT PRICING
  CLASS A              CLASS B              CLASS A              CLASS B                     CLASS C              CLASS D
                              ACCOUNT                                   ACCOUNT                     ACCOUNT
              DISTRIBUTION  MAINTENANCE                 DISTRIBUTION  MAINTENANCE   DISTRIBUTION  MAINTENANCE   DISTRIBUTION
                  FEE           FEE                         FEE           FEE           FEE           FEE           FEE
    None         0.10%         0.20%          None         0.10%         0.20%         0.10%         0.20%          None

SELECT PRICING
  CLASS D
 ACCOUNT
MAINTENANCE
    FEE
   0.10%

For Corporate Bond (High Income Portfolio and Investment Grade Portfolio), Municipal Bond (Insured Portfolio and National Portfolio), Global Utility and Utility Income:

           DUAL DISTRIBUTION                                                SELECT PRICING
  CLASS A              CLASS B              CLASS A              CLASS B                     CLASS C              CLASS D
                              ACCOUNT                                   ACCOUNT                     ACCOUNT
              DISTRIBUTION  MAINTENANCE                 DISTRIBUTION  MAINTENANCE   DISTRIBUTION  MAINTENANCE   DISTRIBUTION
                  FEE           FEE                         FEE           FEE           FEE           FEE           FEE
    None         0.50%         0.25%          None         0.50%         0.25%         0.55%         0.25%          None

SELECT PRICING

  CLASS D
  ACCOUNT
MAINTENANCE
   FEE
  0.25%

For Strategic Dividend, Fund For Tomorrow:

           DUAL DISTRIBUTION                                                SELECT PRICING
  CLASS A              CLASS B              CLASS A              CLASS B                     CLASS C              CLASS D
                              ACCOUNT                                   ACCOUNT                     ACCOUNT
              DISTRIBUTION  MAINTENANCE                 DISTRIBUTION  MAINTENANCE   DISTRIBUTION  MAINTENANCE   DISTRIBUTION
                  FEE           FEE                         FEE           FEE           FEE           FEE           FEE
    None         0.75%         0.25%          None         0.75%         0.25%         0.75%         0.25%          None

SELECT PRICING
  CLASS D
  ACCOUNT
MAINTENANCE
    FEE
   0.25%

For Corporate Bond (Intermediate Term Portfolio):

           DUAL DISTRIBUTION                                                SELECT PRICING
  CLASS A              CLASS B              CLASS A              CLASS B                     CLASS C              CLASS D
                              ACCOUNT                                   ACCOUNT                     ACCOUNT
              DISTRIBUTION  MAINTENANCE                 DISTRIBUTION  MAINTENANCE   DISTRIBUTION  MAINTENANCE   DISTRIBUTION
                  FEE           FEE                         FEE           FEE           FEE           FEE           FEE
    None         0.25%         0.25%          None         0.25%         0.25%         0.25%         0.25%          None

SELECT PRICING
  CLASS D
  ACCOUNT
MAINTENANCE
    FEE
    0.10%

For Municipal Bond (Limited Maturity Portfolio):

           DUAL DISTRIBUTION                                                SELECT PRICING
  CLASS A              CLASS B              CLASS A              CLASS B                     CLASS C              CLASS D
                              ACCOUNT                                   ACCOUNT                     ACCOUNT
              DISTRIBUTION  MAINTENANCE                 DISTRIBUTION  MAINTENANCE   DISTRIBUTION  MAINTENANCE   DISTRIBUTION
                  FEE           FEE                         FEE           FEE           FEE           FEE           FEE
    None         0.25%         0.10%          None         0.20%         0.15%         0.20%         0.15%          None

SELECT PRICING
  CLASS D
   ACCOUNT
MAINTENANCE
    FEE
    0.10%

                           CLASS B CONVERSION PERIODS

Corporate Bond                                            10 years
Fund For Tomorrow                                         8 years
Global Utility                                            10 years
Municipal Bond                                            10 years
Municipal Intermediate                                    10 years
Strategic Dividend                                        8 years
Utility Income                                            10 years

 INFORMATION PERTAINING TO THE FUND'S INVESTMENT ADVISORY ARRANGEMENTS

                                                                                           FEE INFORMATION

                                                                                    Investment Advisory Fee Paid
                                                                                     for Fund's Most Recent Fiscal
                                                                                               Year

                                                                MOST                                 BASED ON
                                                   ANNUAL      RECENT   MOST RECENT                 AVERAGE NET    FEE
                          INVESTMENT    DATE         FEE      DIRECTOR  SHAREHOLDER      FEE         ASSETS OF    AMOUNT
          FUND             ADVISER    EXECUTED      RATE      APPROVAL   APPROVAL     AMOUNT ($)    APPROX. ($)    ($)
Corporate Bond
  High Income Portfolio     FAM        9/08/80   0.55%1       3/16/94      9/30/88    8,790,993    2,073,446,213
  Investment Grade

    Portfolio               FAM        9/08/80   0.50%2       3/16/94      9/30/88    2,983,402      777,457,308
  Intermediate Term
    Portfolio               FAM        9/08/80   0.50%2       3/16/94      8/11/92      906,448      248,528,106
Fund For Tomorrow          MLAM       12/31/83   0.65%3       3/16/94      9/30/88    2,782,877      425,801,738
Global Utility             MLAM       12/28/90   0.60%4       3/16/94      3/13/92    2,346,433      391,072,130
Municipal Bond
  Insured Portfolio         FAM       01/01/81   0.40%5       3/16/94      9/30/88    11,040,540   2,930,481,068
  Limited Maturity
    Portfolio               FAM       01/01/81   0.40%6       3/16/94      8/11/92    3,305,839      780,972,950
  National Portfolio        FAM       01/01/81   0.50%7       3/16/94      9/30/88    8,514,268    1,641,766,986
Municipal Intermediate     MLAM        9/16/86   0.55%8       12/9/93      2/05/88      891,237      162,488,267
Strategic Dividend         MLAM        8/10/87   0.60%9        9/1/93     10/24/88    1,546,576      258,470,846
Utility Income*            MLAM         9/1/93   0.55%10       9/1/93       9/3/93       56,629       30,554,069

                                       FEE INFORMATION

                  ADVISORY FEE PAYABLE BASED        REIMBURSEMENTS
                     ON NET ASSETS AT               DURING FISCAL
                      RECORD DATE                    YEAR
                                                         PURSUANT TO
                                                 FOR       CALIFORNIA
                         FEE   BASED ON NET   ACCOUNTING    EXPENSE
                       AMOUNT    ASSETS OF      SERVICES   LIMITATIONS
          FUND          ($)      APPROX. ($)       ($)          ($)
Corporate Bond
  High Income Portfolio                       133,112         0
  Investment Grade
    Portfolio                                  64,024         0
  Intermediate Term
    Portfolio                                  48,744         0
Fund For Tomorrow                              88,054         0
Global Utility                                 81,576         0
Municipal Bond
  Insured Portfolio                           170,190         0
  Limited Maturity
    Portfolio                                 100,650         0
  National Portfolio                          143,453         0
Municipal Intermediate                         15,803         0
Strategic Dividend                             29,748         0
Utility Income*                                11,130         0

        *  From October 29, 1993[February 28, 1994].
        1  0.55% of the average
           daily net assets not exceeding $250 million, 0.50% of the average daily net assets exceeding $250 million but not exceeding $500 million, 0.45% of the average daily net assets exceeding $500 million but not exceeding $750 million, and 0.40% of the average daily net assets exceeding $750 million. (footnotes continued on next page)

(footnotes continued from previous page)
        2 0.50% of the average daily net assets not exceeding $250 million, 0.45% of the average daily net assets exceeding $250 million but not exceeding $500 million, 0.40% of the average daily net assets exceeding $500 million but not exceeding $750 million, and 0.35% of the average daily net assets exceeding $750 million.
        3 0.65% of the average daily net assets not exceeding $750 million, 0.60% of the average daily net assets exceeding $750 million but not exceeding $1 billion, and 0.55% of the average daily net assets exceeding $1 billion.
        4  0.60% of the average daily net assets.
        5 0.40% of the average daily net assets not exceeding $250 million, 0.375% of the average daily net assets exceeding $250 million but not exceeding $400 million, 0.375% of the average daily net assets exceeding $400 million but not exceeding $550 million, 0.375% of the average daily net assets exceeding $550 million but not exceeding $1.5 billion, and 0.35% of the average daily net assets exceeding $1.5 billion.
        6 0.40% of the average daily net assets not exceeding $250 million, 0.375% of the average daily net assets exceeding $250 million but not exceeding $400 million, 0.35% of the average daily net assets exceeding $400 million but not exceeding $550 million, 0.325% of the average daily net assets exceeding $550 million but not exceeding $1.5 billion, and 0.325% of the average daily net assets exceeding $1.5 billion.
        7 0.50% of the average daily net assets not exceeding $250 million, 0.475% of the average daily net assets exceeding $250 million but not exceeding $400 million, 0.475% of the average daily net assets exceeding $400 million but not exceeding $550 million, 0.475% of the average daily net assets exceeding $550 million but not exceeding $1.5 billion, and 0.475% of the average daily net assets exceeding $1.5 billion.
        8  0.55% of the average daily net assets.
        9  0.60% of the average daily net assets.
       10  0.55% of the average daily net assets.

Set forth in the table below is information regarding portfolio transactions and brokerage commissions for each Fund's most recent fiscal year:

                                                                   BROKERAGE COMMISSIONS

                                                                    DOLLAR AMOUNT PAID       % PAID TO
                      FUND                         DOLLAR AMOUNT     TO MERRILL LYNCH      MERRILL LYNCH
Corporate Fund
  High Income Portfolio                                45,972              10,896              23.70%
  Investment Grade Portfolio                                0                   0                  0
  Intermediate Term Portfolio                               0                   0                  0

Fund For Tomorrow                                     526,282              29,058               5.52%
Global Utility                                        435,246              11,578                2.7%
Municipal Bond
  Insured Portfolio                                         0                   0                  0
  Limited Maturity Portfolio                                0                   0                  0
  National Portfolio                                        0                   0                  0
Municipal Intermediate                                      0                   0                  0
Strategic Dividend                                    246,230               9,564               3.88%
Utility Income*                                             0                   0                  0

                                                          BROKERAGE COMMISSIONS

                                                     % OF AGGREGATE DOLLAR AMOUNT
                                                   OF TRANSACTIONS EFFECTED THROUGH
                      FUND                                  MERRILL LYNCH
Corporate Fund
  High Income Portfolio                                          39.89%
  Investment Grade Portfolio                                         0
  Intermediate Term Portfolio                                        0
Fund For Tomorrow                                                 4.89%
Global Utility                                                     2.0%
Municipal Bond
  Insured Portfolio                                                  0
  Limited Maturity Portfolio                                         0
  National Portfolio                                                 0
Municipal Intermediate                                               0
Strategic Dividend                                                5.44%
Utility Income*                                                      0

* From October 29, 1993[February 28, 1994].

                                                                       EXHIBIT B

           MERRILL LYNCH INVESTMENT MANAGEMENT, INC. AND SUBSIDIARIES

                        CONSOLIDATED BALANCE SHEET AS OF
               DECEMBER 31, 1993 AND INDEPENDENT AUDITORS' REPORT

                          INDEPENDENT AUDITORS' REPORT

MERRILL LYNCH INVESTMENT MANAGEMENT, INC.:

We have audited the accompanying consolidated balance sheet of Merrill Lynch

Investment Management, Inc. and its subsidiaries (the 'Company') as of December 31, 1993. This consolidated balance sheet is the responsibility of the Company's management. Our responsibility is to express an opinion on the consolidated balance sheet based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the balance sheet is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the balance sheet. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall balance sheet presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such consolidated balance sheet presents fairly, in all material respects, the financial position of the Company at December 31, 1993 in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE
Parsippany, New Jersey
February 28, 1994

           MERRILL LYNCH INVESTMENT MANAGEMENT, INC. AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEET

                                                                 DECEMBER 31,
                                                                     1993
                                                                 ------------
ASSETS
Cash and cash equivalents.....................................   $  1,664,075
Receivable from affiliated companies:
  Lease transactions..........................................    708,616,571
  Sale of leased investment...................................     48,312,532
Investments in affiliated limited partnership.................     62,218,528
Investments in leases:
  Leveraged leases............................................     57,431,668
  Sales-type lease............................................      3,362,521
Investments in affiliated investment companies--(market:
  $26,066,372)................................................     24,610,184
Fund management and administrative fees receivable............     49,098,914
Fixed assets (net of $11,457,912 accumulated depreciation)....     10,406,280
Prepaid expenses and other assets.............................     15,376,412
                                                                 ------------
TOTAL ASSETS..................................................   $981,097,685
                                                                 ------------
                                                                 ------------
LIABILITIES AND STOCKHOLDER'S EQUITY

LIABILITIES:
Payable to affiliates.........................................   $759,321,639
Accrued liabilities and other payables........................      8,432,888
Deferred income--unearned fees................................      7,007,406
Deferred income taxes:
  Arising from leveraged leases...............................     52,938,886
  Arising from sales-type lease...............................      1,351,622
  Other.......................................................     43,685,367
                                                                 ------------
Total liabilities.............................................    872,737,808
                                                                 ------------
STOCKHOLDER'S EQUITY:
Common stock, par value $1.00 per share--authorized 25,000
  shares;
  outstanding 10,000 shares...................................         10,000
Additional paid-in capital....................................     23,266,792
Accumulated translation adjustment............................        642,388
Retained earnings.............................................     84,440,697
                                                                 ------------
Total stockholder's equity....................................    108,359,877
                                                                 ------------
TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY....................   $981,097,685
                                                                 ------------
                                                                 ------------

                    See notes to consolidated balance sheet.

           MERRILL LYNCH INVESTMENT MANAGEMENT, INC. AND SUBSIDIARIES
                      NOTES TO CONSOLIDATED BALANCE SHEET
                               DECEMBER 31, 1993
SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

  ORGANIZATION

     Merrill Lynch Investment Management, Inc. and its subsidiaries (the 'Company'), serve as investment adviser to certain registered investment companies, and provide investment advisory services for individuals and institutions. Merrill Lynch Investment Management, Inc., a wholly-owned subsidiary of Merrill Lynch Group, Inc., is an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ('ML&Co.').

     The Company's consolidated balance sheet reflects its 100 percent ownership of Merrill Lynch Funds Distributor, Inc., a distributor of shares of various affiliated managed registered investment companies, Fund Asset Management, Inc., an investment adviser to various registered investment companies and a lessor participant in leveraged lease agreements, Merrill Lynch International Asset Management, Ltd., a Channel Islands based investment adviser and Princeton Administrators, Inc., an administrator to certain non-affiliated investment companies, and its 60% ownership of Merrill Lynch International Capital Management Co., a Japan based investment advisor.

  CASH AND CASH EQUIVALENTS

     For purposes of the consolidated balance sheet, cash and cash equivalents include marketable securities with initial maturity dates of less than three months. The carrying amount approximates fair value because of the short maturity of those instruments.

  FIXED ASSETS

     Fixed assets are recorded at cost and consist principally of furniture and equipment. Depreciation is calculated using the straight-line method over a period ranging from 3 to 10 years.

  DEFERRED INCOME--UNEARNED FEES

     Investment advisory services are billed at the beginning of the period for which services are to be rendered. The fee is deferred and credited to income on a pro rata basis over the period of the contract, which normally does not exceed one year.

                   MERRILL LYNCH INVESTMENT MANAGEMENT, INC.
                                AND SUBSIDIARIES
                      NOTES TO CONSOLIDATED BALANCE SHEET
                        DECEMBER 31, 1993--( CONTINUED)

  INCOME TAXES

     The results of operations of the Company are included in the consolidated Federal and combined state and local income tax returns filed by ML&Co. It is the policy of ML&Co. to allocate the tax associated with such operating results to each respective subsidiary in a manner which approximates the separate company method. In 1992, ML&Co. adopted Statement of Financial Accounting Standards No. 109, 'Accounting for Income Taxes' ('SFAS 109') which requires an asset and liability method in recording income taxes on all transactions that have been recognized in the financial statements. SFAS 109 provides that deferred taxes be adjusted to reflect tax rates at which future tax liabilities or assets are expected to be settled or realized.

  TRANSACTIONS WITH AFFILIATES

     The Company serves as an investment adviser for certain investment companies. In addition, the Company, through its 100% owned subsidiary, Princeton Administrators, Inc., serves as an administrator for certain non-affiliated investment companies. Management fees earned as adviser and administrator are based on a percentage of the net assets of each investment company. Such fees are recognized in the period earned.


     The Company maintains investments in certain of these investment companies. Such investments are carried at the lower of cost or market value. Market value is determined based upon quoted market prices.

     The Company has an arrangement with Merrill Lynch, Pierce, Fenner & Smith Incorporated ('MLPF&S'), an affiliate which provides that the Company, which receives revenue as investment adviser to certain investment companies (the 'Funds'), reimburse MLPF&S for certain costs incurred in processing transactions involving shares of the Funds.

     In connection with the formation of certain affiliated investment companies (the 'Investment Companies'), the Company has reimbursed MLPF&S for subscription expenses incurred in offering the Investment Companies' shares for sale. The unamortized balance included in prepaid expenses and other assets totalled $5,276,842 as of December 31, 1993.

     The Company has unsecured note agreements with ML&Co. for $700,000,000. These amounts bear interest at a floating rate approximating ML&Co's. average borrowing rate, of which $650,000,000 is payable on
                                      B-5

                   MERRILL LYNCH INVESTMENT MANAGEMENT, INC.
                                AND SUBSIDIARIES
                      NOTES TO CONSOLIDATED BALANCE SHEET
                        DECEMBER 31, 1993--( CONTINUED)

  TRANSACTIONS WITH AFFILIATES--(Continued) demand and $50,000,000 is due August 26, 1994. In addition, the Company has certain other amounts payable to affiliates.

     During 1992, the Company's investments in Merrill Lynch Interfunding, Inc. and Merlease Leasing Corp. were sold to an affiliate at book value. Receivable from affiliated companies-lease transactions represents the proceeds from this transaction.

     The Company has a 98 percent limited partnership interest in ML Plainsboro Limited Partnership ('MLP'), whose general partner is an affiliate. Profits and losses are allocated to the Company based on its percentage interest.

     The 'Receivable from affiliated companies' arising from lease transactions is summarized as follows:

Monies advanced to fund lease transactions.........   $(103,476,954)
Tax benefits allocated to the Company by ML&Co.....      88,699,254
Proceeds from sale of subsidiaries.................     684,115,048
Other..............................................      39,279,223
                                                      -------------
Total..............................................   $ 708,616,571
                                                      -------------
                                                      -------------


     ML&Co. is the holder of the Company's excess cash, which is available on demand to meet current liabilities. ML&Co. credits the Company for interest at a floating rate approximating ML&Co.'s average borrowing rate based on the Company's average daily balance due to/from ML&Co.

  INVESTMENTS IN LEASES

     The Company is a lessor participant in leveraged lease agreements. Pertinent information relating to the Company's investments in leveraged leases is summarized as follows:

                                                                      ESTIMATED
                                         LENGTH OF                  RESIDUAL VALUE
                                           LEASE        EQUITY        OF LEASED
           TYPE OF PROPERTY               (YEARS)     INVESTMENT       PROPERTY
- --------------------------------------   ---------    ----------    --------------
Generating plant......................     24-25         34.06%          15.0%

     Financing beyond the Company's equity interest in the purchase price of the properties was furnished by outside parties in the form of long-term debt that provides for no recourse against the Company and is collateralized by a first lien on the properties and related rentals. At the end of the respective lease terms, ownership of the properties remains with the Company.

                   MERRILL LYNCH INVESTMENT MANAGEMENT, INC.
                                AND SUBSIDIARIES
                      NOTES TO CONSOLIDATED BALANCE SHEET
                        DECEMBER 31, 1993--( CONTINUED)

  INVESTMENTS IN LEASES--(Continued)
     The Company's net investment in leveraged leases is summarized as follows:

Rentals receivable (net of principal and interest on
  nonrecourse debt)............................................   $66,075,030
Estimated residual values of leased assets.....................    18,964,143
Less:
  Unearned and deferred income.................................   (26,617,505)
  Allowance for uncollectibles.................................      (990,000)
                                                                  -----------
Investment in leveraged leases.................................    57,431,668
Less deferred taxes arising from leveraged leases..............   (52,938,886)
                                                                  -----------

Net investment in leveraged leases.............................   $ 4,492,782
                                                                  -----------
                                                                  -----------

     In 1993, one of the Company's subsidiaries sold its equity interest in a chemical tanker previously accounted for as a leverage lease. The sale resulted in an after-tax gain of $112,000.

     The Company's investment in the sales-type lease consisted of the following elements at December 31, 1993:

Minimum lease payments receivable...............................   $3,672,000
Less:
  Unearned income...............................................      (59,479)
  Allowance for uncollectibles..................................     (250,000)
                                                                   ----------
Investment in sales-type financing leases.......................   $3,362,521
                                                                   ----------
                                                                   ----------

     At December 31, 1993, minimum lease payments receivable are $3,672,000 for 1994.

     For Federal income tax purposes, the Company receives the investment tax credit and has the benefit of tax deductions for (i) depreciation on the entire amount of leased assets and (ii) interest on the outstanding long-term debt. For state and local tax purposes, the Company also receives the benefits of tax deductions from (i) and (ii) above. Since, during the early years of the leases, those deductions exceed the Company's lease rental income, substantial excess deductions are available to be applied against the Company's other income and the consolidated income of ML&Co. In the later years of these leases, rental income will exceed the related deductions and taxes will be payable (to the extent that net deductions arising from additional leveraged lease transactions do not offset such lease income). Deferred taxes have been provided to reflect these temporary differences.

  INCOME TAXES

     As part of the consolidated group, the Company transfers its current Federal and state tax liabilities to the Parent. At December 31, 1993, the
                                      B-7

                   MERRILL LYNCH INVESTMENT MANAGEMENT, INC.
                                AND SUBSIDIARIES
                      NOTES TO CONSOLIDATED BALANCE SHEET
                        DECEMBER 31, 1993--( CONCLUDED)

  INCOME TAXES--(Continued)

Company had a current Federal tax receivable of $1,015,000 and current state tax payable of $2,900,000 to the Parent.

  PENSION PLAN

     The Company participates in the ML&Co. Comprehensive Retirement Program (the 'Program'), consisting of the Retirement Accumulation Plan ('RAP') and the Employee Stock Ownership Plan (the 'ESOP'). Both plans became effective January 1, 1989. Under the Program, cash contributions made by the Company and the ML&Co. stock held by the ESOP are allocated quarterly to participant's accounts. Allocations are based on years of service, age and eligible compensation. Actuarial data regarding the Company's Plan participants is not separately available.

  NAME CHANGE

     Effective December 28, 1991, the Company, through an amendment of its certificate of incorporation, changed its name to Merrill Lynch Investment Management, Inc., ('MLIM'). MLIM does business under the name 'Merrill Lynch Asset Management'.

  LITIGATION

     The Company is a party to certain lawsuits arising from the normal conduct of its business. While the ultimate result of the lawsuits against the Company cannot be predicted with certainty, management does not expect that these matters will have a material adverse effect on the Company's financial position or the results of its operations.

  SUBSEQUENT EVENT

     Effective January 1, 1994, the Company contributed certain net investment advisory assets to Merrill Lynch Asset Management, L.P., a newly formed Delaware limited partnership, in exchange for a 99% limited partnership interest. The general partner, Princeton Services, Inc. (a wholly-owned subsidiary of Merrill Lynch & Co., Inc.) contributed 1% of the value of the net investment advisory assets in exchange for its 1% general partnership interest. The partnership's profits and losses are to be allocated in proportion to the capital contributions of the partners.

                   FUND ASSET MANAGEMENT, INC. AND SUBSIDIARY
                        CONSOLIDATED BALANCE SHEET AS OF
               DECEMBER 31, 1993 AND INDEPENDENT AUDITORS' REPORT

                          INDEPENDENT AUDITORS' REPORT


FUND ASSET MANAGEMENT, INC.:

We have audited the accompanying consolidated balance sheet of Fund Asset Management, Inc. and subsidiary (the 'Company') as of December 31, 1993. This balance sheet is the responsibility of the Company's management. Our responsibility is to express an opinion on the balance sheet based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the balance sheet is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the balance sheet. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall balance sheet presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such consolidated balance sheet presents fairly, in all material respects, the financial position of the Company at December 31, 1993 in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE
Parsippany, New Jersey
February 28, 1994

                   FUND ASSET MANAGEMENT, INC. AND SUBSIDIARY
                           CONSOLIDATED BALANCE SHEET

                                                                DECEMBER 31,
                                                                    1993
                                                                -------------
ASSETS
Cash.........................................................   $     996,680
Receivable from affiliated companies:
  Lease transactions.........................................      24,501,523
  Sale of leased investment..................................      48,312,532
Fund management fees receivable..............................      28,927,938
Investments in leases:
  Leveraged leases...........................................      57,431,668
  Sales-type lease...........................................       3,362,521
Investments in affiliated investment companies-- (market:
  $19,731,088)                                                     18,181,262
Investment in affiliated limited partnership.................      31,109,264
                                                                -------------
TOTAL ASSETS.................................................   $ 212,823,388
                                                                -------------
                                                                -------------
LIABILITIES AND STOCKHOLDER'S EQUITY

LIABILITIES:
Payable to Merrill Lynch & Co., Inc. and affiliates..........   $  21,554,955
Deferred income taxes:
  Arising from leveraged leases..............................      52,938,886
  Arising from sales-type lease..............................       1,351,622
  Other......................................................      15,838,124
Other........................................................           8,501
                                                                -------------
Total liabilities............................................      91,692,088
                                                                -------------
STOCKHOLDER'S EQUITY:
Common stock, par value $1.00 per share--authorized 25,000
  shares;
  outstanding 1,000 shares...................................           1,000
Additional paid-in capital...................................     686,215,876
Retained earnings............................................     119,029,472
Proceeds receivable from Merrill Lynch & Co., Inc. from sale
  of subsidiary..............................................    (684,115,048)
                                                                -------------
Total stockholder's equity...................................     121,131,300
                                                                -------------
TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY...................   $ 212,823,388
                                                                -------------
                                                                -------------

                    See notes to consolidated balance sheet.

                   FUND ASSET MANAGEMENT, INC. AND SUBSIDIARY
                      NOTES TO CONSOLIDATED BALANCE SHEET
                               DECEMBER 31, 1993
ORGANIZATION

     Fund Asset Management, Inc. and subsidiary (the 'Company'), a wholly-owned subsidiary of Merrill Lynch Investment Management Inc. (the 'Parent'), or 'MLIM' which is an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ('ML & Co.'), serves as an investment adviser to various registered open-end investment companies. The Company is also a lessor participant in certain leveraged and sales-type lease agreements.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Income Taxes--The results of the operations of the Company are included in the consolidated Federal and combined state and local income tax returns filed by ML & Co. It is the policy of ML & Co. to allocate the tax associated with such operating results to each respective subsidiary in a manner which approximates the separate company method. In 1992, ML & Co. adopted Statement of Financial Accounting Standards No. 109, 'Accounting for Income Taxes' ('SFAS 109') which requires an asset and liability method in recording income taxes on all transactions that have been recognized in the financial statements. SFAS 109 provides that deferred taxes be adjusted to reflect tax rates at which future tax liabilities or assets are expected to be settled or realized.

TRANSACTIONS WITH AFFILIATES

     The Company serves as an investment adviser for certain affiliated investment companies. The Company maintains investments in certain of these investment companies. Such investments are carried at the lower of cost or market value. Market value is determined based upon quoted market prices.

     The Company has an arrangement with Merrill Lynch, Pierce, Fenner & Smith Incorporated ('MLPF&S') an affiliate which provides that the Company, which receives revenue as investment adviser to certain investment companies (the 'Funds'), reimburse MLPF&S for certain costs incurred in processing transactions involving shares of the Funds.

     ML & Co. is the holder of the Company's excess cash, which is available on demand to meet current liabilities. ML & Co. credits the Company for interest, at a floating rate approximating ML & Co.'s average borrowing rate, based on the Company's average daily balances due to/from ML & Co.

                   FUND ASSET MANAGEMENT, INC. AND SUBSIDIARY
                      NOTES TO CONSOLIDATED BALANCE SHEET
                        DECEMBER 31, 1993--( CONTINUED)

TRANSACTIONS WITH AFFILIATES--(CONTINUED)
     The 'Receivable from affiliated companies' arising from lease transactions is summarized as follows:

Monies advanced to fund lease
  transactions...........................   $(103,476,954)
Tax benefits allocated to the Company
  by ML & Co.............................      88,699,254
Other....................................      39,279,223
                                            -------------
Total....................................   $  24,501,523
                                            -------------
                                            -------------

     The Company has a 49 percent limited partnership interest in ML Plainsboro Limited Partnership ('MLP') whose general partner is an affiliate. Profits and losses are allocated to the Company based on its percentage interest.

     During 1992, the Company sold its investment in Merrill Lynch Interfunding, Inc. and Merlease Leasing Corp. to an affiliate at book value, resulting in a receivable from ML & Co. This receivable is reflected as a reduction to stockholder's equity.

INVESTMENTS IN LEASES

     The Company is a lessor participant in leveraged leases.

     Pertinent information relating to the Company's investments in leveraged leases is summarized as follows:

                                                  ESTIMATED
                     LENGTH OF                  RESIDUAL VALUE
                       LEASE        EQUITY        OF LEASED
TYPE OF PROPERTY      (YEARS)     INVESTMENT       PROPERTY
- ------------------   ---------    ----------    --------------
Generating plant..     24-25         34.06%          15.0%

     Financing beyond the Company's equity interest in the purchase price of the properties was furnished by outside parties in the form of long-term debt that provides for no recourse against the Company and is secured by a first lien on the properties and related rentals. At the end of the respective lease terms, ownership of the properties remains with the Company.

                   FUND ASSET MANAGEMENT, INC. AND SUBSIDIARY
                      NOTES TO CONSOLIDATED BALANCE SHEET
                        DECEMBER 31, 1993--( CONTINUED)

INVESTMENTS IN LEASES--(CONTINUED)
     The Company's net investment in leveraged leases is summarized as follows:

Rentals receivable (net of principal and
  interest on nonrecourse debt)............   $66,075,030
Estimated residual values of leased
  assets...................................    18,964,143
Less:
     Unearned and deferred income..........   (26,617,505)
     Allowance for uncollectibles..........      (990,000)
                                              -----------
Investment in leveraged leases.............   $57,431,668
Less deferred taxes arising from leveraged
  leases...................................   (52,938,886)
                                              -----------
Net investment in leveraged leases.........   $ 4,492,782
                                              -----------
                                              -----------


     During 1993, the Company sold its equity interest in the chemical tanker previously accounted for as a leveraged lease. The sale resulted in an after-tax gain of $112,000.

     The Company's investment in the sales-type leases consisted of the following elements at December 31, 1993:

Minimum lease payments receivable..........   $3,672,000
Less:
     Unearned income.......................      (59,479)
     Allowance for uncollectibles..........     (250,000)
                                              ----------
Investment in sales type financing leases..   $3,362,521
                                              ----------
                                              ----------

     At December 31, 1993 minimum lease payments receivable are $3,672,000 for 1994.

     For Federal income tax purposes, the Company receives the investment tax credit and has the benefit of tax deductions for (i) depreciation on the entire amount of leased assets and (ii) interest on the outstanding long-term debt. For state and local tax purposes, the Company also receives the benefits of tax deductions from (i) and (ii) above. Since, during the early years of the leases, those deductions exceed the Company's lease rental income, substantial excess deductions are available to be applied against the Company's other income and the consolidated income of ML & Co. In the
                                      B-14

                   FUND ASSET MANAGEMENT, INC. AND SUBSIDIARY
                      NOTES TO CONSOLIDATED BALANCE SHEET
                        DECEMBER 31, 1993--( CONCLUDED)

INVESTMENTS IN LEASES--(CONTINUED)
later years of these leases, rental income will exceed the related deductions and taxes will be payable (to the extent that net deductions arising from additional leveraged lease transactions do not offset such net lease income). Deferred taxes have been provided to reflect these temporary differences.

INCOME TAXES

     As part of the consolidated group, the Company transfers its current Federal and state tax liabilities to MLIM. No such amounts were due to MLIM at December 31, 1993.

PENSION PLAN


     The Company participates in the ML & Co. Comprehensive Retirement Program (the 'Program') consisting of the Retirement Accumulation Plan ('RAP') and the Employee Stock Ownership Plan (the 'ESOP'). Under the Program, cash contributions made by the Company and the ML & Co. stock held by the ESOP will be allocated quarterly to participants' accounts. Allocations will be based on years of service, age and eligible compensation. Actuarial data regarding the Company's Plan participants is not separately available.

NAME CHANGE

     Effective December 28, 1991, the Company's Parent, through an amendment of its certificate of incorporation, changed its name to Merrill Lynch Investment Management, Inc. ('MLIM'). MLIM does business under the name 'Merrill Lynch Asset Management'.

SUBSEQUENT EVENT

     Effective January 1, 1994, Fund Asset Management, Inc. contributed certain net investment advisory assets to Fund Asset Management, L.P., a newly formed Delaware limited partnership, in exchange for a 99% limited partnership interest. The general partner, Princeton Services, Inc. (a wholly-owned subsidiary of Merrill Lynch & Co., Inc.) contributed 1% of the value of the net investment advisory assets in exchange for its 1% general partnership interest. The partnership's profits and losses are to be allocated in proportion to the capital contributions of the partners.

                                                                       EXHIBIT C

                        EXISTING INVESTMENT RESTRICTIONS
                             RELATING TO EACH FUND
                    MERRILL LYNCH CORPORATE BOND FUND, INC.

Fundamental Investment Restrictions

     The Fund may not:

     1. Invest more than 5% of the total assets of any Portfolio (taken at market value at the time of each investment) in the securities (other than United States Government or Government agency securities) of any one issuer (including repurchase agreements with any one bank) or purchase more than either 10% (i) in principal amount of the outstanding securities of an issuer, or (ii) of the outstanding voting securities of an issuer, except that such restrictions shall not apply to United States Government or Government agency securities, bank money instruments or bank repurchase agreements.

     2. Invest more than 25% of the total assets of any Portfolio (taken at market value at the time of each investment) in the securities of issuers primarily engaged in the same industry. Utilities will be divided according to their services; for example, gas, gas transmission, electric and telephone each will be considered a separate industry for purposes of this restriction.


     3. Make investments for the purpose of exercising control over, or management of, any issuer.

     4. Purchase securities of other investment companies, except in connection with a merger, consolidation, acquisitions or reorganization, or by purchase in the open market of securities of closed-end investment companies where no underwriter or dealer's commission or profit, other than customary broker's commission, is involved, and only if immediately thereafter not more than 10% of the total assets of any Portfolio, taken at market value, would be invested in such securities.

     5. Purchase or sell interests in oil, gas or other mineral exploration or development programs, real estate, commodities, or commodity contracts (provided that such restriction shall not apply to options on debt securities or interest rate futures contracts and options thereon), except that any Portfolio may purchase securities of issuers which invest or deal in any of the above.

     6. Purchase any securities on margin, except that any Portfolio may (a) obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, (b) make margin payments in connection with transactions in interest rate futures contracts, options thereon
                                      C-1
and options on debt securities or (c) maintain a short position in interest rate futures contracts and options thereon and may write, purchase or sell puts, calls, straddles, spreads or combinations thereof with respect to such contracts or options and with respect to options on debt securities.

     7. Make loans, except as provided in (8) below and except through the purchase of obligations in private placements (the purchase of publicly-traded obligations not being considered the making of a loan).

     8. Lend portfolio securities of any Portfolio in excess of 20% of the total assets of such Portfolio, taken at market value at the time of the loan, and provided that such loans shall be made in accordance with the guidelines set forth below.

     9. Issue senior securities, or borrow amounts in any Portfolio in excess of 5% of the total assets of such Portfolio, taken at market value at the time of the borrowing, and then only from banks as a temporary measure for extraordinary or emergency purposes.

     10. Mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by any Portfolio except as may be necessary in connection with borrowings mentioned in (9) above, in which case such mortgaging, pledging or hypothecating may not exceed 10% of such Portfolio's total assets, taken at market value, or as may be necessary in connection with transactions in options on debt securities, interest rate futures contracts and options thereon, as set forth in (6) above. In order to comply with certain state statutes, each Portfolio will not, as a matter of operating policy, mortgage, pledge or hypothecate its portfolio securities to the extent that at any time the percentage of the value of pledged securities plus the maximum sales charge will exceed 10% of the value of the Portfolio's shares at the maximum offering price.

     11. Invest in securities which cannot be readily resold to the public because of legal or contractual restrictions or for which no readily available market exists if, regarding all such securities held by a Portfolio, more than 10% of the total assets of such Portfolio, taken at market value, would be invested in such securities. If, through the appreciation of restricted securities or the depreciation of unrestricted securities held by a Portfolio, more than 10% of the assets of such Portfolio should be invested in restricted securities, such Portfolio will consider appropriate steps to assure maximum flexibility.

     12. Underwrite securities of other issuers except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in selling portfolio securities.

     13. Write, purchase or sell puts, calls or combinations thereof (provided that such restriction shall not apply to options on debt securities or on interest rate futures contracts).

     14. Invest in securities of foreign issuers if at the time of acquisition more than 10% of the total assets of any Portfolio, taken at market value at the time of the investment, would be invested in such securities. However, up to 25% of the total assets of any Portfolio may be invested in securities (i) issued, assumed or guaranteed by foreign governments, or political subdivisions or instrumentalities thereof, (ii) assumed or guaranteed by domestic issuer, including Eurodollar securities, or (iii) issued, assumed or guaranteed by foreign issuers having a class of securities listed for trading on the New York Stock Exchange.

     15. Invest in securities of issuers having a record, together with predecessors, of less than three years of continuous operation if more than 5% of the total assets of any Portfolio, taken at market value at the time of investment, would be invested in such securities.

     16. Participate on a joint (or a joint and several) basis in any trading account in securities (but this does not include the 'bunching' of orders for the sale or purchase of portfolio securities with other funds or individually managed accounts advised or sponsored by the Investment adviser or any of its affiliates to reduce brokerage commissions or otherwise to achieve best overall execution).

     17. Purchase or retain the securities of any issuer, if those individual officers and directors of the Fund, Merrill Lynch Investment Management, Inc. or any subsidiary thereof each owning beneficially more than 1/2 of 1% of the securities of such issuer owns in the aggregate more than 5% of the securities of such issuer.


                     MERRILL LYNCH FUND FOR TOMORROW, INC.

Fundamental Investment Restrictions

     The Fund may not:

     1. Invest more than 5% of its assets in the securities of any one issuer (except for government securities); or purchase more than 10% of the outstanding voting securities of any one company or more than 10% of any class of a company's securities.

     2. Pledge any of its assets, except that the Fund may pledge securities having a value of not more than 10% of its total assets in order to secure permitted borrowings from banks. Such borrowings may not exceed 5% of the value of the Fund's assets.

     3. Purchase a restricted security or a security for which there is no readily available market if as a result of such purchase more than 5% of the Fund's assets would be invested in such securities.

     4. Invest more than 25% of the value of its total assets in the securities of issuers in any single industry.

     5. Invest in companies for the purpose of exercising control or management.

     6. Purchase or sell real estate, except that the Fund may invest in securities secured by real estate or interests therein or issued by companies, including real estate investment trusts, which invest in real estate or interests therein.

     7. Purchase or sell commodities or commodity contracts.

     8. Purchase any securities on margin, except that the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

     9. Make short sales of securities or maintain a short position in any security.

     10. Lend money to other persons, except through the purchase of debt obligations and repurchase agreements consistent with the Fund's investment policies.

     11. Lend securities in an amount exceeding 33 1/3% of the value of the Fund's total assets, taken at market value at the time any such loan is made.

     12. Enter into a repurchase agreement maturing in more than seven days if, as a result, such repurchase agreement, together with restricted securities and securities for which there are no readily available markets, would constitute more than 10% of the Fund's total assets.


     13. Underwrite securities of other issuers except insofar as the Fund may technically be deemed an underwriter under the Securities Act of 1933 in selling portfolio securities.

     14. Purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets.

     15. Issue senior securities as defined in the Act, except that this restriction shall not be deemed to prohibit the Fund from borrowing money, lending its portfolio securities or entering into repurchase agreements.

Non-fundamental Investment Restrictions

     The Fund may not:

     a. Purchase or sell interests in oil, gas or other mineral exploration or development programs, except that the Fund may invest in the securities of companies which invest in such interests or sponsor such programs.

     b. Write, purchase or sell puts, calls, straddles, spreads or combinations thereof, except that the Fund may write 'covered call options' as described in the Prospectus.

     c. Invest in warrants if at the time of acquisition more than 2% of the value of the Fund's assets, taken at market value, would be invested in warrants. (For purposes of this restriction, warrants acquired by the Fund in units or attached to securities are deemed to have no value.)

     d. Invest in the securities of any issuer if, to the knowledge of the Fund, any officer or Director of the Fund or its Investment Adviser owns more than 1/2 of 1% of the outstanding securities of such issuer and such officer and directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer. (The Fund has a policy of not purchasing securities of companies in which Directors or management personnel of the Fund, ML & Co. or any subsidiary thereof have a substantial beneficial interest.)

     e. Enter into a repurchase agreement if, as a result, more than 5% of its assets are invested in repurchase agreements.

     f. Invest in the securities of a foreign issuer if at the time of the acquisition more than 25% of the value of the Fund's total assets would be invested in such securities.

     g. Invest more than 5% of its assets in companies having a record, together with predecessors, of less than three years of continuous operation.

                    MERRILL LYNCH GLOBAL UTILITY FUND, INC.

Fundamental Investment Restrictions


     The Fund may not:

     1. Invest in the securities of any one issuer if, immediately after and as a result of such investment, the value of the holdings of the Fund in the securities of such issuer exceeds 5% of the Fund's total assets, taken at market value, or the Fund owns more than 10% of the outstanding voting securities of such issuer, except that such restriction shall not apply to securities issued or guaranteed by the Government of the United States or any of its agencies or instrumentalities.

     2. Invest less than 65% of its total assets in equity and debt securities issued by domestic and foreign companies in the utilities industries, except during temporary defensive periods.

     3. Make investments for the purpose of exercising control or management.

     4. Purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization, or by purchase in the open market of securities of closed-end investment companies where no underwriter or dealer's commission or profit, other than customary broker's commission, is involved and only if immediately thereafter not more than (i) 3% of the total outstanding voting stock of such company is owned by the Fund, (ii) 5% of the Fund's total assets, taken at market value, would be invested in any one such company, or (iii) 10% of the Fund's total assets, taken at market value, would be invested in such securities.

     5. Purchase or sell real estate (including real estate limited partnership), except that the Fund may invest in securities secured by real estate or interests therein or issued by companies, including real estate investment trusts, which invest in real estate or interests therein.

     6. Purchase any securities on margin, except that the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities. The payment by the Fund of initial or variation margin in connection with futures or related options transactions, if applicable, shall not be considered the purchase of a security on margin.

     7. Make short sales of securities or maintain a short position.

     8. Make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, short-term commercial paper, certificates of deposit, bankers' acceptances and repurchase agreements and purchase and sale contracts shall not be deemed to be the making of a loan, and except further that the Fund may lend its portfolio securities as set forth in (9) below.

     9. Lend its portfolio securities in excess of 33 1/3% of its total assets, taken at market value; provided that such loans may only be made in accordance with the guidelines set forth below.


     10. Issue senior securities, borrow money or pledge its assets except that the Fund may borrow from a bank as a temporary measure for extraordinary or emergency purposes or to meet redemptions in amounts not exceeding 10% (taken at the market value) of its total assets and pledge its assets to secure such borrowings. (For the purpose of this restriction, collateral arrangements with respect to the writing of options, and, if applicable, futures contracts, options on futures contracts, and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge of assets and neither such arrangements nor the purchase or sale
                                      C-6
of futures or related options are deemed to be the issuance of a senior security.) The Fund will not purchase securities while borrowings exceed 5% (taken at market value) of its total assets.

     11. Invest in securities which cannot be readily resold because of legal or contractual restrictions or which are not otherwise readily marketable, including repurchase agreements and purchase and sale contracts maturing in more than seven days, if at the time of acquisition more than 10% of its net assets would be invested in such securities. Asset-backed securities which the Fund has the option to put to the issuer or a stand-by bank or broker and receive the principal amount or redemption price thereof less transaction costs on no more than seven days' notice or when the Fund has the right to convert such securities into a readily marketable security in which it could otherwise invest upon not less than seven days' notice are not subject to this restriction.

     12. Underwrite securities of other issuers except insofar as the Fund technically may be deemed an underwriter under the Securities Act of 1933, as amended, in selling portfolio securities.

     13. Purchase or sell interests in oil, gas or other mineral exploration or development programs, except that the Fund may invest in securities issued by companies that engage in oil, gas or other mineral exploration or development activities.

Non-fundamental Investment Restrictions

     The Fund may not:

     a. Invest in warrants if at the time of acquisition its investments in warrants, valued at the lower of cost or market value, would exceed 5% of the Fund's net assets; included within such limitation, but not to exceed 2% of the Fund's net assets, are warrants which are not listed on the New York or American Stock Exchange. For purposes of this restriction, warrants acquired by the Fund in units or attached to securities may be deemed to be without value.

     b. Purchase or sell commodities or commodity contracts, except that the Fund may deal in forward foreign exchange between currencies of the different countries in which it may invest and purchase and sell stock index and currency options, stock index futures, financial futures and currency futures contracts and related options on such futures.


     c. Invest in securities of corporate issuers having a record, together with predecessors, of less than three years of continuous operations, if more than 5% of its total assets, taken at market value, would be invested in such securities.

     d. Write, purchase or sell puts, calls, straddles, spreads or combinations thereof, except to the extent described in the Fund's Prospectus and Statement of Additional Information.

     e. Purchase or retain the securities of any issuer, if those individual officers and directors of the Fund, the Manager or any subsidiary thereof each owning beneficially more than 1/2 of 1% of the securities of such issuer, own in the aggregate more than 5% of the securities of such issuer.

     f. Invest in oil, gas or other mineral leases.

                    MERRILL LYNCH MUNICIPAL BOND FUND, INC.

Fundamental Investment Restrictions

     The Fund may not:

     1. Purchase any securities other than Municipal Bonds and Temporary Investments as referred to in the Fund's Prospectus and Statement of Additional Information.

     2. Invest more than 5% of the total assets of any Portfolio (taken at market value at the time of each investment) in the securities of any one issuer (including repurchase agreements with any one bank or dealer) except that such restrictions shall not apply to United States Government or Government agency securities (for the purposes of this restriction, the Fund will regard each state and each political subdivision, agency or instrumentality of such state and each multi-state agency of which such state is a member and each public authority which issues industrial development bonds on behalf of a private entity as a separate issuer).

     3. Purchase, in connection with Temporary Investments, securities (other than securities of the United States Government, its agencies and instrumentalities) if, as a result of such purchase, more than 20% of the total assets of any Portfolio (taken at market value) would be invested in any one industry.

     4. Enter into a repurchase agreement if, as a result thereof, more than 10% of the total assets of any Portfolio (taken at market value at the time of each investment) would be subject to repurchase agreements maturing in more than seven days.

     5. Make investments for the purpose of exercising control or management.


     6. Purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization.

     7. Purchase or sell real estate (provided that such restriction shall not apply to Permissible Investments consisting of Municipal Bonds and Temporary Investments secured by real estate or issued by companies which invest in real estate or interests therein), commodities or commodity contracts (provided that such restriction shall not apply to financial futures contracts), interests in oil, gas or other mineral exploration or development programs.

     8. Purchase any securities on margin, except (a) to use short-term credit necessary for clearance or purchases and sales of portfolio securities and (b) to make margin payments in connection with transactions in financial futures contracts.

     9. Make short sales of securities or maintain a short position in securities or write, purchase or sell puts, calls, straddles, spreads or combinations thereof (this restriction does not apply to transactions in options on financial futures contracts).

     10. Make loans to other persons, provided that the Fund may make Permissible Investments (the acquisition of Municipal Bonds or bonds, debentures or other corporate debt securities which are not publicly distributed is considered to be the making of a loan under the Investment Company Act of 1940).

     11. Borrow amounts in any Portfolio in excess of 10% of the total assets of such Portfolio, taken at market value, and then only from banks as a temporary measure for extraordinary or emergency purposes (usually only 'leveraged' investment companies may borrow in excess of 5% of their assets; however, the Portfolios will not borrow to increase income but only to meet redemption requests which might otherwise require untimely dispositions of portfolio securities).

     12. Mortgage, pledge, hypothecate or in any manner transfer as security for indebtedness any securities owned or held by any Portfolio except as may be necessary in connection with borrowings mentioned in (11) above, in which case such mortgaging, pledging or hypothecating may not exceed 10% of such Portfolio's total assets, taken at market value, or as may be necessary in connection with transactions in financial futures contracts as set forth in (8) above.

     13. Invest in securities with legal or contractual restrictions on resale (except for repurchase agreements) or for which no readily available market exists if, regarding all such securities, more than 5% of the total assets of any Portfolio (taken at market value) would be invested in such securities.

     14. Act as an underwriter of securities, except to the extent that the Fund may technically be deemed an underwriter when engaged in the activities described in (10) above or insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in selling portfolio securities.

     15. Invest in securities of any one issuer with a record of less than three years of continuous operations, including predecessors, except obligations issued or guaranteed by the United States Government or its agencies or Municipal Bonds (except that, in case of industrial revenue bonds, this restriction shall apply to the entity supplying the revenues from which the issue is to be paid), if such investments by any Portfolio would exceed 5% of the total value of its total assets (taken at market value).

                      MERRILL LYNCH MUNICIPAL SERIES TRUST

Fundamental Investment Restrictions

     The Fund may not:

     1. Purchase any securities other than Municipal Bonds or Temporary Investments as referred to in the Fund's Prospectus and Statement of Additional Information.

     2. Invest more than 5% of its total assets (taken at market value at the time of each investment) in the securities of any one issuer, except that such restriction shall not apply to securities backed by the United States Government or its agencies or instrumentalities (for purposes of this restriction, the Fund will regard each state and each political subdivision, agency or instrumentality of such state and each multi-state agency of which such state is a member and each public authority which issues securities on behalf of a private entity as a separate issuer; and if the security is backed only by the assets and revenues of a non-government entity, then the entity with the ultimate obligation for the payment of interest and principal may be regarded as the sole issuer).

     3. Invest more than 5% of its total assets (taken at market value at the time of each investment) in industrial revenue bonds where the entity supplying the revenues from which the issue is to be paid, including predecessors, has a record of less than three years of continuous operation.

     4. Enter into a repurchase agreement if, as a result thereof, more than 10% of the net assets of the Fund (taken at market value at the time of each investment) would be subject to repurchase agreements maturing in more than seven days.

     5. Make investments for the purpose of exercising control or management.

     6. Purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization.

     7. Purchase or sell real estate (provided that such restriction shall not apply to securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein), commodities or commodity contracts (except that the Fund may purchase and sell financial futures contracts), interests in oil, gas or other mineral exploration or development programs.

     8. Purchase any securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities (the deposit or payment by the Fund of initial or variation margin in connection with financial futures contracts is not considered the purchase of a security on margin).

     9. Make short sales of securities or maintain a short position or invest in put, call, straddle or spread options or combinations thereof, except that the Fund reserves the authority to purchase and sell options on Municipal Bonds and on financial futures contracts.

     10. Make loans to other persons, provided that the Fund may purchase a portion of an issue of tax-exempt securities and provided further that for purpose of this restriction the acquisition of a portion of publicly distributed bonds, debentures or other corporate debt securities and investment in Government obligations, short-term commercial paper, certificates of deposit, bankers' acceptances and repurchase agreements shall not be deemed to be the making of a loan.

     11. Borrow amounts in excess of 20% of its total assets taken at value (including the amount borrowed), and then only from banks as a temporary measure for extraordinary or emergency purposes. (Usually only 'leveraged' investment companies may borrow in excess of 5% of their assets; however, the Fund will not borrow to increase income but only to meet redemption requests which otherwise might require untimely dispositions of Fund securities. The Fund will not purchase securities while borrowings are outstanding. Interest paid on such borrowings will reduce net income.)

     12. Mortgage, pledge, hypothecate or in any manner transfer as security for indebtedness any securities owned or held by the Fund except as may be necessary in connection with borrowings mentioned in (11) above, and then such mortgaging, pledging or hypothecating may not exceed 10% of its total assets, taken at market value, or except as may be necessary in connection with transactions in financial futures contracts.

     13. Invest in securities with legal or contractual restrictions on resale or for which no readily available market exists if, regarding all such securities, more than 10% of its net assets (taken at market value), would be invested in such securities.

     14. Act as an underwriter of securities, except to the extent that the Fund technically may be deemed an underwriter when engaged in the activities described in (10) above or insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in selling portfolio securities.


                     MERRILL LYNCH STRATEGIC DIVIDEND FUND

Fundamental Investment Restrictions

     The Fund may not:

     1. Invest more than 5% of its total assets (taken at market value at the time of each investment) in securities of any one issuer, except that such restrictions shall not apply to securities backed by the United States Government or its agencies or instrumentalities.

     2. Invest in the securities of any single issuer if, immediately after and as a result of such investment, the Fund owns more than 10% of the outstanding voting securities of such issuer.

     3. Invest more than 25% of its total assets (taken at market value at the time of each investment) in the securities of issuers in any particular industry.

     4. Make investments for the purpose of exercising control or management.

     5. Purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization, or by purchase in the open market of securities of closed-end investment companies where no underwriter or dealer's commission or profit, other than customary broker's commissions, is involved and only if immediately thereafter not more than 10% of the Fund's total assets, taken at market value, would be invested in such securities.

     6. Purchase or sell real estate; provided that the Fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

     7. Purchase or sell securities on margin, except that the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities. (The deposit or payment by the Fund of initial or variation margin in connection with futures or related
                                      C-12
options transactions, if applicable, is not considered the purchase of a security on margin.)

     8. Make short sales of securities or maintain short position.

     9. Make loans to other persons (except as provided in (10) below); provided, that for purposes of this restriction an investment in repurchase agreements and purchase and sale contracts shall not be deemed to be the making of a loan.

     10. Lend its portfolio securities in excess of 33% of its total assets, taken at market value; provided that such loans shall be made in accordance with the guidelines set forth in the Fund's Prospectus and Statement of Additional Information.

     11. Issue senior securities, borrow money or pledge its assets in excess of 20% of its total assets taken at market value (including the amount borrowed) and then only from a bank as a temporary measure for extraordinary or emergency purposes. Usually only 'leveraged' investment companies may borrow in excess of 5% of their assets; however, the Fund will not borrow to increase income but only to meet redemption requests which may otherwise require untimely dispositions of Fund securities. The Fund will not purchase securities while borrowings are outstanding except to honor prior commitments and to exercise subscription rights. Interest paid on such borrowings will reduce net income. (See restriction (12) below regarding the exclusion from this restriction of arrangements with respect to options, futures contracts and options on futures contracts.)

     12. Mortgage, pledge, hypothecate or in any manner transfer as security for indebtedness any securities owned or held by the Fund except as may be necessary in connection with borrowings mentioned in (11) above, and then such mortgaging, pledging or hypothecating may not exceed 10% of its total assets, taken at market value. (For the purpose of this restriction and restriction (11) above, collateral arrangements with respect to the writing of options, futures contracts, options on futures contracts, and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge of assets, and neither such arrangements nor the purchase and sale of options, futures or related options are deemed to be the issuance of a senior security.)

     13. Invest in securities which cannot be readily resold because of legal or contractual restrictions or which are not otherwise readily marketable, including repurchase agreements and purchase and sale contracts maturing in more than seven days, if, regarding all such securities, more than 10% of its net assets, taken at market value, would be invested in such securities.

     14. Act as an underwriter of securities, except to the extent that the Fund may technically be deemed an underwriter when investing in repurchase agreements and purchase and sale contracts or insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in selling portfolio securities.

     15. Purchase or sell interests in oil, gas or other mineral exploration or development programs except that the Fund may invest in securities issued by companies that engage in oil, gas or other mineral exploration or development activities.

Non-fundamental Investment Restrictions

     The Fund may not:

     a. Invest in warrants if at the time of acquisition its investments in warrants, valued at the lower of cost or market value, would exceed 5% of the Fund's net assets; included within such limitations, but not to exceed 2% of the

Fund's net assets, are warrants which are not listed on the New York or American Stock Exchange. For purposes of this restriction, warrants acquired by the Fund in units or attached to securities may be deemed to be without value.

     b. Purchase or sell commodities or commodity contracts, except that the Fund may deal in forward foreign exchange between currencies of the different countries in which it may invest and purchase and sell stock index and currency options, stock index futures, financial futures and currency futures contracts and related options on such futures.

     c. Invest in securities of companies having a record, together with predecessors, of less than three years of continuous operation, if more than 5% of its total assets would be invested in such securities.

     d. Write, purchase or sell puts, calls, straddles, spreads or combinations thereof, except to the extent described in the Fund's Prospectus and Statement of Additional Information.

     e. Purchase or retain the securities of any issuer, if those individual Trustees, officers and directors of the Fund, the Manager or any subsidiary thereof, each owning beneficially more than of 1% of the securities of such issuer, own in the aggregate more than 5% of the securities of such issuer.

     f. Purchase or sell OTC options and the securities underlying such options if, as a result of such transactions, such options, together with all other illiquid securities or securities which are not readily marketable, exceed 10% of the net assets of the Fund, taken at market value except that with respect to OTC options sold by the Fund to primary U.S. Government securities dealers who agree that the Fund may repurchase such options at a
                                      C-14
predetermined price (which may be based upon a formula), the Fund will treat as illiquid an amount equal to the repurchase price less the amount by which the option is in-the-money.

     g. Invest in (a) real estate limited partnerships and (b) oil, gas or other mineral leases.

                    MERRILL LYNCH UTILITY INCOME FUND, INC.

Fundamental Investment Restrictions

     The Fund may not:

     1. With respect to 75% of its assets, invest in the securities of any one issuer if, immediately after and as a result of such investment, the value of the holdings of the Fund in the securities of such issuer exceeds 5% of the Fund's total assets, taken at market value, or the Fund owns more than 10% of the outstanding voting securities of such issuer, except that such restriction shall not apply to U.S. Government Securities.

     2. Make investments for the purpose of exercising control or management.


     3. Purchase securities of other investment companies except to the extent that such purchases are permitted by applicable law.

     4. Purchase or sell real estate or real estate mortgage loans, except that the Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

     5. Make short sales of securities or maintain a short position except to the extent permitted by applicable law.

     6. Make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, short-term commercial paper, certificates of deposit, bankers' acceptances, repurchase agreements and similar instruments shall not be deemed to be the making of a loan, and except further that the Fund may lend its portfolio securities as set forth in restriction (7) below.

     7. Lend its portfolio securities, provided that such loans may be made only in accordance with applicable law and the guidelines set forth in the Fund's Prospectus and Statement of Additional Information.

     8. Issue senior securities to the extent such issuance would violate applicable law.

     9. Borrow money or pledge its assets, except that the Fund (a) may borrow from a bank as a temporary measure for extraordinary or emergency purposes or to meet redemptions in amounts not exceeding 10% (taken at market value) of its total assets and pledge its assets to secure such borrowings, (b) may obtain such short-term credit as may be necessary for the clearance of purchase and sales of portfolio securities and (c) may purchase securities on margin to the extent permitted by applicable law. The Fund will not purchase securities while borrowings exceed 5% (taken at market value) of its total assets.

     10. Invest in securities which cannot be readily resold because of legal or contractual restrictions, or which cannot otherwise be marketed, redeemed, put to the issuer or to a third party, or which do not mature within seven days, or which the Board of Directors of the Fund have not determined to be liquid pursuant to applicable law, if at the time of acquisition more than 15% of its net assets would be invested in such securities.

     11. Underwrite securities of other issuers, except insofar as the Fund technically may be deemed an underwriter under the Securities Act in selling portfolio securities.

     12. Purchase or sell interests in oil, gas or other mineral exploration or development programs, except that the Fund may invest in securities issued by companies that engage in oil, gas or other mineral exploration or development activities.


     13. Purchase or sell commodities or contracts on commodities, except to the extent the Fund may do so in accordance with applicable law and the Fund's Prospectus and Statement of Additional Information, and without registering as a commodity pool operator under the Commodity Exchange Act.

Non-fundamental Investment Restrictions

     The Fund may not:

     a. Invest in warrants if at the time of acquisition its investments in warrants, valued at the lower of cost or market value, would exceed 5% of the Fund's net assets; included within such limitation, but not to exceed 2% of the Fund's net assets, are warrants which are not listed on the New York Stock Exchange or American Stock Exchange or a major foreign exchange. For purpose of this restriction, warrants acquired by the Fund in units or attached to securities may be deemed to be without value.

     b. Invest in securities of companies having a record, together with predecessors, of less than three years of continuous operation, if more than 5% of its total assets would be invested in such securities. This restriction
                                      C-16
shall not apply to mortgage-backed securities, asset-backed securities or obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

     c. Purchase or retain the securities of any issuer, of those individual officers and directors of the Fund, the Manager or any subsidiary thereof each owning more than one-half of one percent of the securities of such issuer own in the aggregate more than 5% of the securities of such issuer.

     d. Invest in real estate limited partnership interests or in oil, gas or mineral leases.

     e. Write, purchase or sell puts, calls, straddles, spreads or combinations thereof, except to the extent permitted in the Fund's Prospectus and Statement of Additional Information.

                                      C-17


                                 PROXY

Meeting of the Shareholders of

Merrill Lynch Corporate Bond Fund, Inc.
Merrill Lynch Fund for Tomorrow, Inc.
Merrill Lynch Global Utility Fund, Inc.
Merrill Lynch Municipal Bond Fund, Inc.
Merrill Lynch Municipal Intermediate Term Fund
Merrill Lynch Strategic Dividend Fund

Merrill Lynch Utility Income Fund, Inc.
  P.O. Box 9011, Princeton, NJ 08543-9011

Please mark your choices below in blue or black ink.

This Proxy has been personalized to reflect those shares of the indicated Funds that are held within a single account. If a shareholder holds shares in multiple accounts, it will be necessary to execute a proxy for each such account. With respect to proposal 4, a separate vote is required for Class A and Class B shares owned.

This Proxy is solicited on behalf of the Directors/Trustees

The undersigned hereby appoints _____________________ as proxies, each with the power to appoint his subsititute, and hereby authorizes each to represent and to vote, as designated below, all shares in one or more of the above-mentioned Funds held of record by the undersigned on August __, 1994, at the Meeting of Shareholders of such Fund to be held on September __, 1994, or any adjournments thereof. Such proxies are also authorized to vote on such other matters as may properly come before such meeting or any adjournment thereof.

This Proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made for any specific item, this Proxy will be voted FOR all nominees for Director/Trustee and for each of the proposals related to each Fund.

Shares Held in Account  1. Election of Directors/Trustees.     Nominees: Ronald W. Forbes, Cynthia A. Montgomery, Charles C. Reilly,
                                                                         Kevin A. Ryan, Richard R. West and Arthur Zeikel

                                                               * To withhold authority for a Nominee for a particular Fund, check the "FOR ALL EXCEPT" box and print name of Nominees on the appropriate line below.


Class A   Class B                                                       FOR  WITHHOLD  FOR ALL
                                                                         ALL     ALL    EXCEPT*
000000000 000000000     Merrill Lynch Corporate Bond- _____ Portfolio    [_]     [_]      [_]     _______________________________
000000000 000000000     Merrill Lynch Fund for Tomorrow                  [_]     [_]      [_]     _______________________________
000000000 000000000     Merrill Lynch Global Utility                     [_]     [_]      [_]     _______________________________
000000000 000000000     Merrill Lynch Municipal Bond- _____ Portfolio    [_]     [_]      [_]     _______________________________
000000000 000000000     Merrill Lynch Municipal Intermediate Term        [_]     [_]      [_]     _______________________________
000000000 000000000     Merrill Lynch Strategic Dividend                 [_]     [_]      [_]     _______________________________
000000000 000000000     Merrill Lynch Utility Income                     [_]     [_]      [_]     _______________________________

2. Ratify the selection of independent auditors

                                                    FOR   AGAINST  ABSTAIN
Merrill Lynch Corporate Bond- _____ Portfolio       [_]     [_]      [_]
Merrill Lynch Fund for Tomorrow                     [_]     [_]      [_]
Merrill Lynch Global Utility                        [_]     [_]      [_]

Merrill Lynch Municipal Bond- _____ Portfolio       [_]     [_]      [_]
Merrill Lynch Municipal Intermediate Term           [_]     [_]      [_]
Merrill Lynch Strategic Dividend                    [_]     [_]      [_]
Merrill Lynch Utility Income                        [_]     [_]      [_]


3. Amend the fundamental investment restrictions.

                                                    FOR   AGAINST  ABSTAIN
Merrill Lynch Corporate Bond- _____ Portfolio       [_]     [_]      [_]
Merrill Lynch Fund for Tomorrow                     [_]     [_]      [_]
Merrill Lynch Global Utility                        [_]     [_]      [_]
Merrill Lynch Municipal Bond- _____ Portfolio       [_]     [_]      [_]
Merrill Lynch Municipal Intermediate Term           [_]     [_]      [_]
Merrill Lynch Strategic Dividend                    [_]     [_]      [_]
Merrill Lynch Utility Income                        [_]     [_]      [_]


4. Amend the character of the Fund in connection with the implementation of Merrill Lynch Select Pricing/(Service Mark)/.

                                                      --Class A Shares--
                                                    FOR   AGAINST  ABSTAIN
Merrill Lynch Corporate Bond- _____ Portfolio       [_]     [_]      [_]
Merrill Lynch Fund for Tomorrow                     [_]     [_]      [_]
Merrill Lynch Global Utility                        [_]     [_]      [_]
Merrill Lynch Municipal Bond- _____ Portfolio       [_]     [_]      [_]
Merrill Lynch Municipal Intermediate Term           [_]     [_]      [_]
Merrill Lynch Strategic Dividend                    [_]     [_]      [_]
Merrill Lynch Utility Income                        [_]     [_]      [_]

                                                      --Class B Shares--
                                                    FOR   AGAINST  ABSTAIN
Merrill Lynch Corporate Bond- _____ Portfolio       [_]     [_]      [_]
Merrill Lynch Fund for Tomorrow                     [_]     [_]      [_]
Merrill Lynch Global Utility                        [_]     [_]      [_]
Merrill Lynch Municipal Bond- _____ Portfolio       [_]     [_]      [_]
Merrill Lynch Municipal Intermediate Term           [_]     [_]      [_]
Merrill Lynch Strategic Dividend                    [_]     [_]      [_]
Merrill Lynch Utility Income                        [_]     [_]      [_]


5. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

Please mark, sign, date, and mail your Proxy in the enclosed postage-paid envelope.

Signature _________________________________________  Date _______________
           If joint owner, each should sign. When signing as executor, trustee, etc., give full title as such.

[BAR CODE APPEARS HERE]
[CLUSTER B 8/1/94]